As filed with the Securities and Exchange Commission on December 23, 2019
1933 Act Registration File No. 333-62298
1940 Act File No. 811-10401

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	710	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	712	[X]

TRUST FOR PROFESSIONAL MANAGERS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (414) 287-3338

Jay S. Fitton
U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to Rule 485(b).
[X]	on December 29, 2019 pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 710 to the Registration Statement of Trust for Professional Managers is being filed to add the PMC Core Fixed Income Fund and PMC Diversified Equity Fund’s audited financial statements and certain related financial information for the fiscal year ended August 31, 2019 and to make other permissible changes under Rule 485(b).

PMC Funds

PMC Core Fixed Income Fund
Advisor Class Shares: (PMFIX)
Institutional Class Shares: (PMFQX)

PMC Diversified Equity Fund
Advisor Class Shares: (PMDEX)
Institutional Class Shares: (PMDQX)

Prospectus
December 29, 2019

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling the Funds at 1-866-762-7338.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Funds, you can call the Funds at 1-866-762-7338. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all PMC Funds you hold.

PMC Funds
Each a series of Trust for Professional Managers (the “Trust”)

SUMMARY SECTION

PMC Core Fixed Income Fund
Investment Objective. The investment objective of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund” or the “Fund”) is to provide current income consistent with low volatility of principal.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Advisor Class Shares	Institutional Class Shares
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.24%	0.24%
Total Annual Fund Operating Expenses(1)	1.29%	1.04%
Fee Waiver/Expense Reimbursement	-0.28%	-0.28%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.01%	0.76%

(1)
Please note that Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus because the “Financial Highlights” include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses (“AFFE”).

(2)
Pursuant to an operating expense limitation agreement between Envestnet Asset Management, Inc. (the “Adviser”), the Fund’s investment adviser, and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage ( i.e. , any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, AFFE or extraordinary expenses such as litigation (collectively “Excluded Expenses”)) do not exceed 0.75% of the Fund’s average daily net assets through December 29, 2020. The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation discussed in the table above is reflected through December 29, 2020. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Advisor Class	$103	$381	$681	$1,532
Institutional Class	$78	$303	$547	$1,246

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Portfolio Turnover. The Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 144.3% of the average value of its portfolio.
Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities that are rated investment grade or better (i.e., securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) or another nationally recognized statistical rating organization (“NRSRO”), or determined to be of comparable quality by the Adviser or sub-adviser if the security is unrated). In addition, the Fund may invest up to 20% of its net assets, measured at the time of purchase, in high-yield debt securities that are rated BB+ or lower by S&P or Ba1 or lower by Moody’s, or, if unrated or split rated, securities deemed by the Adviser or sub-adviser to be of comparable quality). Such securities are considered to be below “investment grade” and are also known as “junk bonds.” The lowest rating for any high-yield debt security in which the Fund may invest is CCC+ by S&P or Caa1 by Moody’s. The Fund may invest in fixed income securities with a range of maturities, from short-term obligations carrying maturities of less than one year to long-term obligations carrying maturities of more than 20 years. It is expected that the weighted average maturity of the securities in the Fund will closely approximate the weighted average maturity of the Bloomberg Barclays Capital Aggregate Bond Index.
The Fund intends to invest in the following types of fixed income securities:

• U.S. Government and Agency Obligations	• U.S. Treasury obligations and other “stripped securities”
• mortgage-backed securities	• asset-backed securities
• U.S. and foreign corporate debt	• municipal securities
• obligations of international agencies or supranational entities	• zero-coupon, pay-in-kind or deferred-payment securities
• when-issued securities	• delayed-delivery securities
• custodial receipts	• high-yield debt securities
• emerging markets debt	• convertible securities
The Fund may invest up to 20% of its net assets in fixed income securities issued by foreign corporations and foreign governments, including corporations and governments in emerging markets that are denominated in a currency other than the U.S. dollar. The foreign fixed income securities in which the Fund invests may have maturities of any length, and may be investment grade, non-investment grade or unrated. In addition to direct investments in fixed income securities, at any time the Fund may seek to achieve its investment objective by allocating up to 100% of its assets among shares of different exchange-traded funds (“ETFs”) that invest in fixed income securities that are rated investment grade or better by Moody’s, S&P or another NRSRO.
The Manager of Managers Approach. The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund and may actively manage a portion of the Fund’s portfolio. The Adviser believes that an investment’s reward and risk characteristics can be enhanced by employing multiple sub-advisory firms, with complementary styles and approaches, who manage distinct segments of a market, asset class or investment style for the Fund. In managing the Fund, the Fund’s sub-advisers generally rely on detailed proprietary research. The sub-advisers focus on the sectors and securities they believe are undervalued relative to the market. The Fund’s sub-advisers will trade the Fund’s portfolio securities actively, and may experience a high portfolio turnover rate. In selecting individual securities for investment, the Fund’s sub-advisers typically:

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•	use in-depth fundamental research to identify sectors and securities for investment by the Fund and to analyze risk;

•	exploit inefficiencies in the valuation of risk and reward;

•	look to capitalize on rapidly shifting market risks and dynamics caused by economic and technical factors; and

•	consider the liquidity of securities and the portfolio overall as an important factor in portfolio construction.
The Fund’s sub-advisers generally sell securities in order to take advantage of investments in other securities offering what the sub-adviser believes is the potential for more attractive current income or capital gain or both.
Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•
Management Risk. The Adviser’s investment strategies for the Fund, including the “manager of managers” approach described above, may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	General Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.

•
When‑Issued Securities Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place, or that failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missing an opportunity to obtain a price considered advantageous.

•
Foreign Securities and Currency Risk. Risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. Income earned on foreign securities may be subject to foreign withholding taxes.

•
ETF Risk. Risk associated with bearing indirect fees and expenses charged by ETFs in which the Fund may invest in addition to its direct fees and expenses, as well as indirectly bearing the principal risks of those ETFs. Also, there is a risk that the market price of the ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained.

•
High Portfolio Turnover Rate Risk. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs and the realization by the Fund and distribution to shareholders of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate. As a result, it is likely you may have a higher tax liability as distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

•
Debt Securities Risk. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially the opinion of an NRSRO as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

•
High-Yield Debt Securities Risk. The fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

3

•
Municipal Securities Risk. The value of municipal securities may be adversely affected by local political and economic factors, supply and demand factors, the creditworthiness of the issuer, or the ability of the issuer or projects backing such securities to generate taxes or revenues.

•
Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to the risk of prepayment. These types of securities may also decline in value because of mortgage foreclosures or defaults on the underlying obligations.

•
U.S. Government and U.S. Agency Obligations Risk. Entities that are not backed by the full faith and credit of the U.S. Government may default on a financial obligation. The value of these types of securities may also decline when market interest rates increase.

•
Interest Rate Risk. Debt securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities.

•	Call Risk. During periods of declining interest rates, a bond issuer may “call”-or repay- its high yielding bonds before their maturity dates.

•
Prepayment and Extension Risk. Prepayment occurs when the issuer of a debt security can repay principal prior to the security’s maturity. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates.

•
Credit Risk. Debt securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.

•
Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time.

•
Emerging Markets Risk. The Fund may invest in securities of foreign companies located in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance. The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of a broad measure of market performance. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling toll-free at (866) PMC-7338.

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Advisor Class Shares(1)
Calendar Year Returns as of December 31
(1) Because Institutional Class shares are new, the returns shown in the bar chart are for Advisor Class shares of the Fund. Institutional Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Institutional Class shares have lower expenses and, as a result, annual returns would be higher.
The Fund’s calendar year-to-date return as of September 30, 2019 was 8.73%. During the period shown in the bar chart, the best performance for a quarter was 5.96% (for the quarter ended September 30, 2009) and the worst performance was -3.08% (for the quarter ended June 30, 2013).

Average Annual Total Returns
(for the periods ended December 31, 2018)
PMC Core Fixed Income Fund - Advisor Class Shares(1)	One Year	Five Years	Ten Years	Since Inception (September 28, 2007)
Return Before Taxes	-1.36%	1.80%	3.87%	4.23%
Return After Taxes on Distributions	-2.31%	0.97%	2.71%	3.08%
Return After Taxes on Distributions and Sale of Fund Shares	-0.80%	1.02%	2.59%	2.95%
Bloomberg Barclays Capital Aggregate Bond Index	0.01%	2.52%	3.48%	3.82%
(reflects no deduction for fees, expenses, or taxes)
(1) Because Institutional Class shares are new, the returns shown in the table are for Advisor Class shares of the Fund. Institutional Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Institutional Class shares have lower expenses and, as a result, annual returns would be higher.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRA”).
In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

5

Management
Investment Adviser and Sub-Advisers. Envestnet Asset Management, Inc. is the Fund’s investment adviser. Neuberger Berman Investment Advisers LLC (“NBIA”) and Schroder Investment Management North America Inc. (“Schroder”) serve as the Fund’s sub-advisers.
Portfolio Managers. The Fund is managed by the following team of portfolio managers:

Portfolio Manager	Years of Service with the Fund	Primary Title
Brandon R. Thomas	Since 2010	Managing Director, Co-Founder and Chief Investment Officer of the Adviser
Neil Sutherland	Since 2014	Fixed Income Portfolio Manager, Schroder
Lisa Hornby	Since 2018	CFA, Fixed Income Portfolio Manager, Schroder
David M. Brown	Since 2019	Managing Director, NBIA
Thanos Bardas	Since 2019	Managing Director, NBIA
Thomas A. Sontag	Since 2019	Managing Director, NBIA
Nathan Kush	Since 2019	Managing Director, NBIA
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 12.

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PMC Diversified Equity Fund
Investment Objective. The investment objective of the PMC Diversified Equity Fund (the “Diversified Equity Fund” or the “Fund”) is long-term capital appreciation.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Advisor Class Shares	Institutional Class Shares
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%	0.53%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.17%	0.21%
Total Annual Fund Operating Expenses(1)	0.95%	0.74%
Fee Waiver/Expense Recoupment	0.04%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Recoupment(2)	0.99%	0.74%

(1)
Please note that the Total Annual Fund Operating Expenses in the table above does not correlate to the ratio of expenses to average net assets found within the “Financial Highlights” section of this prospectus because the “Financial Highlights” include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses (“AFFE”).

(2)
Pursuant to an operating expense limitation agreement between Envestnet Asset Management, Inc. (the “Adviser”), the Fund’s investment adviser, and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage ( i.e. , any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, AFFE or extraordinary expenses such as litigation (collectively “Excluded Expenses”)) do not exceed 0.73% of the Fund’s average daily net assets through December 29, 2020. The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation discussed in the table above is reflected through December 29, 2020. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Advisor Class	$101	$307	$529	$1,170
Institutional Class	$76	$237	$411	$918

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may generate higher transaction costs and may

7

result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111.4% of the average value of its portfolio.
Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies and non-U.S. companies with varying market capitalizations.
To achieve its investment objective, the Fund will generally invest in common stocks and preferred stocks, convertible securities (specifically, convertible preferred stocks) and other equity securities of U.S. and non-U.S. companies, including when-issued securities. The Fund may invest up to 50% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund may invest up to 10% of its net assets in the equity securities of companies located in countries considered to have emerging market economies. In addition to direct investments in equity securities, at any time the Fund may seek to achieve its investment objective by investing in shares of different exchange-traded funds (“ETFs”) that invest in equity securities.
The Adviser uses a proprietary quantitative risk factor model for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund according to parameters and constraints set by the Fund’s portfolio managers. The Fund invests in issuers that the Adviser believes offer potential for capital growth. In identifying candidates for investment, the Adviser may consider the issuer’s likelihood of above average earnings growth, the securities’ attractive relative valuation, the quality of the securities and whether the issuer has any proprietary advantages. The Fund generally sells securities when the Adviser believes they are fully priced or when significantly more attractive investment candidates become available. The Fund may invest in companies of any market capitalization and may invest in securities of domestic or foreign issuers. The Fund is designed to maintain a “core” or “blend” approach, and the Adviser manages the Fund’s portfolio of securities in such a way as to mitigate significant growth or value style biases.
Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•	Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	General Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.

•
When‑Issued Securities Risk. The price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the securities delivery takes place, or that failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missing an opportunity to obtain a price considered advantageous.

•
Foreign Securities and Currency Risk. Risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. Income earned on foreign securities may be subject to foreign withholding taxes.

•
Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

•
Large-Cap Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-

8

cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Mid-Cap, Small-Cap and Micro-Cap Company Risk. Securities of mid-cap, small-cap and micro-cap companies may be more volatile and less liquid than the securities of large-cap companies.

•
Convertible Securities Risk. The market value of a convertible security will perform the same as a regular fixed income security; that is, if market interest rates rise, the value of the convertible security falls. In the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders. Consequently, an issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock.

•
ETF Risk. Risk associated with bearing indirect fees and expenses charged by ETFs in which the Fund may invest in addition to its direct fees and expenses, as well as indirectly bearing the principal risks of those ETFs. Also, there is a risk that the market price of the ETF’s shares may trade at a discount to their net asset value or that an active trading market for an ETF’s shares may not develop or be maintained.

•
Emerging Markets Risk. The Fund may invest in securities of foreign companies located in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•
High Portfolio Turnover Rate Risk. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs and the realization by the Fund and distribution to shareholders of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate. As a result, it is likely you may have a higher tax liability as distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

•
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance. The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of a broad measure of market performance. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling toll-free at (866) PMC-7338.
On May 25, 2018, the Adviser assumed all responsibilities for selecting investments in the Fund’s portfolio in connection with a change to the Fund’s investment strategies. The Fund’s performance prior to this date reflects the Fund’s returns achieved when the Adviser actively managed a portion of the Fund’s portfolio and used a “manager of managers” investment strategy by engaging sub-advisers to manage other portions of the Fund’s portfolio.

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Advisor Class Shares(1)
Calendar Year Returns as of December 31
(1) Because Institutional Class shares are new, the returns shown in the bar chart are for Advisor Class shares of the Fund. Institutional Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Institutional Class shares have lower expenses and, as a result, annual returns would be higher.
The Fund’s calendar year-to-date return as of September 30, 2019 was 12.44%. During the period shown in the bar chart, the best performance for a quarter was 12.44% (for the quarter ended September 30, 2010) and the worst performance was -18.01% (for the quarter ended September 30, 2011).

Average Annual Total Returns
(for the periods ended December 31, 2018)
PMC Diversified Equity Fund - Advisor Class Shares(1)	One Year	Five Years	Since Inception (August 26, 2009)
Return Before Taxes	-10.78%	3.22%	8.32%
Return After Taxes on Distributions	-13.33%	1.94%	7.31%
Return After Taxes on Distributions and Sale of Fund Shares	-4.81%	2.45%	6.69%
MSCI World Index Net Return (reflects no deduction for fees, expenses, or taxes)	-8.71%	4.56%	8.22%
(1) Because Institutional Class shares are new, the returns shown in the table are for Advisor Class shares of the Fund. Institutional Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Institutional Class shares have lower expenses and, as a result, annual returns would be higher.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

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Management
Investment Adviser. Envestnet Asset Management, Inc. is the Fund’s investment adviser.
Portfolio Managers . Brandon R. Thomas, Managing Director, Co-Founder and Chief Investment Officer of the Adviser, has served as a portfolio manager of the Fund since 2009. Janis Zvingelis, Ph.D., Senior Vice President and Director of Quantitative Research of the Adviser, has served as a portfolio manager of the Fund since 2015.
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 12.

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Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation
Purchase and Sale of Fund Shares. You may purchase or redeem shares by mail, PMC Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail), or by telephone at (866) PMC-7338, on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial amount of investment in a Fund and exchanges into a Fund from another Fund in the PMC Funds family is $1,000. Subsequent investments in a Fund and exchanges for all types of accounts may be made with a minimum investment of $50.
Tax Information. A Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

PMC Core Fixed Income Fund
Investment Objective. The Core Fixed Income Fund’s investment objective of providing current income consistent with low volatility of principal, as well as the principal investment strategies discussed below, are non-fundamental and may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.
Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. The Fund will primarily invest (at least 80% of its net assets, measured at the time of purchase) in fixed income securities that are rated investment grade or better (i.e., securities rated in the top four ratings categories by independent rating organizations such as S&P and Moody’s or another NRSRO, or determined to be of comparable quality by the Adviser or sub-adviser if the security is unrated).
In addition, the Fund may invest up to 20% of its net assets, measured at the time of purchase, in high-yield debt securities that are rated BB+ or lower by S&P or Ba1 or lower by Moody’s, or if unrated or split rated, securities deemed by the Adviser or sub-adviser to be of comparable quality. Such securities are considered to be below “investment grade” and are also known as “junk bonds.” Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The lowest rating for any high-yield debt security in which the Fund may invest is CCC+ by S&P or Caa1 by Moody’s. The Fund may invest in fixed income securities with a range of maturities, from short-term obligations carrying maturities of less than one year to long-term obligations carrying maturities of more than 20 years.
The Fund intends to invest in the following types of fixed income securities:

•	obligations issued by the U.S. Government and its agencies or instrumentalities;

•	debt securities of domestic or foreign corporations;

•	mortgage-backed securities;

•	receipts involving U.S. Treasury obligations and other “stripped securities;”

•
municipal securities of issuers located in all fifty states, the District of Columbia or other U.S. territories and possessions, consisting of municipal bonds, municipal notes, tax-exempt commercial paper and municipal lease obligations;

•	obligations of international agencies or supranational entities;

•	asset-backed securities;

•	zero coupon, pay-in-kind or deferred-payment securities;

•	securities issued on a when-issued basis;

•	securities issued on a delayed-delivery basis;

•	high-yield debt securities (junk bonds);

•	custodial receipts;

•	convertible securities; and

•	emerging markets debt.
In addition to direct investments in fixed income securities, at any time the Fund may seek to achieve its investment objective by allocating up to 100% of its assets among shares of different ETFs that invest in fixed-income securities that are rated investment grade or better by Moody’s, S&P or another NRSRO. Each ETF share represents an undivided ownership interest in the portfolio of securities held by an ETF, which are traditionally investment companies that invest either in all of the securities in a particular index in the same proportion that is represented in the index itself or in a sampling of the securities in a particular index in a proportion meant to track the performance of the entire index. Alternatively, some ETFs use active investment strategies instead of tracking broad market indices.

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The Fund may invest up to 20% of its net assets, measured at the time of purchase, in fixed income securities issued by foreign corporations and foreign governments that are denominated in a currency other than the U.S. dollar. The foreign fixed income securities in which the Fund invests may have maturities of any length, and may be investment grade, non-investment grade or unrated. The Fund may also engage in securities lending representing up to one-third of the value of its total assets to earn income.

PMC Diversified Equity Fund
Investment Objective. The Diversified Equity Fund’s investment objective of long-term capital appreciation, as well as the principal investment strategies discussed below, are non-fundamental and may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.
Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes), measured at the time of purchase, in equity securities of U.S. companies and non-U.S. companies with varying market capitalizations.
To achieve its investment objective, the Fund will generally invest in common stocks and preferred stocks, convertible securities (including convertible preferred stock and when-issued securities) and other equity securities of U.S. and non-U.S. companies. The Fund may invest in equity securities of companies with market capitalizations of any size. The Fund may invest up to 50% of its net assets in foreign securities, including ADRs, EDRs and GDRs, which are certificates typically issued by a bank or trust company that represent one or more shares of a foreign stock, or a fraction of a share, and give their holders the right to obtain the securities issued by a foreign company that they represent. ADRs are denominated in U.S. dollars. EDRs and GDRs are typically denominated in U.S. dollars but may be denominated in a foreign currency. ADRs may be sponsored or unsponsored. “Sponsored” ADRs are issued jointly by the issuer of the underlying security and the depository and “unsponsored” ADRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all costs of the facility. With sponsored facilities, the underlying issuer typically bears some of the costs of the facility. While ADRs permit foreign corporations to offer shares to American citizens, EDRs and GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. The Fund may invest up to 10% of its net assets, measured at the time of purchase, in the equity securities of companies located in countries considered to have emerging market or developing economies.
In addition to direct investments in equity securities, at any time the Fund may seek to achieve its investment objective by allocating investing in shares of different ETFs that invest in equity securities. Each ETF share represents an undivided ownership interest in the portfolio of securities held by an ETF, which are traditionally investment companies that invest either in all of the securities in a particular index in the same proportion that is represented in the index itself or in a sampling of the securities in a particular index in a proportion meant to track the performance of the entire index. Alternatively, some ETFs use active investment strategies instead of tracking broad market indices.
The Adviser uses a proprietary quantitative risk factor model for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund according to parameters and constraints set by the Fund’s portfolio managers. The Adviser will actively manage the Fund’s portfolio. The Fund invests in issuers that the Adviser believes offer potential for capital growth. In identifying candidates for investment, the Adviser may consider the issuer’s likelihood of above average earnings growth, the securities’ attractive relative valuation, the quality of the securities and whether the issuer has any proprietary advantages. The Fund generally sells securities when the Adviser believes they are fully priced or when significantly more attractive investment candidates become available. The Fund may invest in companies of any market capitalization and may invest in securities of domestic or foreign issuers. The Fund is designed to maintain a “core” or “blend” approach, and the Adviser manages the Fund’s portfolio of securities in such a way as to mitigate significant growth or value style biases. The Adviser expects the Fund’s active trading of portfolio securities may result in a portfolio turnover rate in excess of 100% on an annual basis.

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General Investment Policies of the Funds
The Manager of Managers Approach (Core Fixed Income Fund Only). The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Core Fixed Income Fund and may actively manage a portion of the Fund’s portfolio. To further achieve the investment objectives of the Fund, the Adviser will utilize sub-advisers with expertise in various types of investment strategies using a “manager of managers” approach. The sub-advisers may use a variety of investment techniques to achieve the Fund’s investment objective. These techniques may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments. The Adviser selects the sub-advisers for the Fund, subject to approval by the Board of Trustees, and allocates the assets of the Fund among its respective sub-advisers. The Adviser reviews a wide range of factors in evaluating each sub-adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other sub-advisers and assets under management.
Non-Principal Investment Strategies; Securities Lending. As a non-principal investment strategy, each Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. A Fund may engage in securities lending representing up to one-third of the value of its total assets. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.
Temporary Strategies; Cash or Similar Investments. For temporary defensive purposes, the Adviser may invest up to 100% of a Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in a Fund not achieving its investment objective. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.
Changes to 80% Investment Policies. Each Fund will not change its investment policy of investing at least 80% of its net assets according to the investment strategies described above without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

Principal Risks of Investing in the Funds
Before investing in the Funds, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Funds. The value of your investment in a Fund will go up and down with the prices of the securities in which the Fund invests. The principal risks of investing in each of the Funds are:

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	Diversified Equity Fund	Core Fixed Income Fund
Management Risk	✓	✓
General Market Risk	✓	✓
When-Issued Securities Risk	✓	✓
Foreign Securities and Currency Risk	✓	✓
Emerging Markets Risk	✓	✓
Equity Market Risk	✓	-
Preferred Stock Risk	✓	-
Large-Cap Company Risk	✓	-
Mid-Cap Company Risk	✓	-
Small- and Micro-Cap Company Risk	✓	-
Convertible Securities Risk	✓	-
ETF Risk	✓	-
High Portfolio Turnover Rate Risk	✓	✓
Debt Securities Risk	-	✓
High-Yield Debt Securities Risk	-	✓
Interest Rate Risk	-	✓
Call Risk	-	✓
Prepayment and Extension Risk	-	✓
Credit Risk	-	✓
Liquidity Risk	-	✓
Municipal Securities Risk	-	✓
Asset-Backed/Mortgage-Backed Securities Risk	-	✓
U.S. Government and U.S. Agency Obligations Risk	-	✓
Cybersecurity Risk	✓	✓
Tax Risk	✓	✓
Management Risk. The ability of the Funds to meet their investment objectives is directly related to the Adviser’s investment strategies for the Funds, including the “manager of managers” approach described in the “Summary Section – Core Fixed Income Fund” of this Prospectus. Your investment in a Fund varies with the effectiveness of the Adviser’s and with respect to the Core Fixed Income Fund, the sub-advisers’, research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.
General Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of that company. As a result of this volatility, many of the following risks associated with an investment in a Fund may be increased. Continuing market problems may have adverse effects on a Fund.
When‑Issued Securities Risk. The Funds may from time to time purchase securities on a “when‑issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when‑issued securities take place at a later date. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore

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the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place. In addition, when the Funds engage in when-issued, delayed delivery and forward commitment transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.
Foreign Securities and Currency Risk. To the extent that the Funds invest in securities of foreign companies, including, without limitation, ADRs, EDRs and GDRs, your investment is subject to foreign securities risk. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. In addition to developed markets, the Diversified Equity Fund may invest up to 10% of its total assets in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
Emerging Markets Risk. In addition to developed markets, the Funds may invest in securities of foreign companies located in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.
Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.
Preferred Stock Risk. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Large-Cap Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Mid-Cap Company Risk. Generally, mid-cap companies may have more potential for growth than large-cap companies. Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies. Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company

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stocks. Because of this, if a Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.
Small- and Micro-Cap Company Risk. Generally, small- and micro-cap and less seasoned companies have more potential for rapid growth. They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Funds. These smaller-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Small- and micro-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a smaller-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time. An investment in a Fund that is subject to these risks may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.
Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. The market value of a convertible security may decline as interest rates increase and may increase as interest rates decline. In the event of a liquidation of the issuing company, holders of convertible securities would be paid after the company’s creditors but before the company’s common shareholders. Consequently, the issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock.
ETF Risk. ETFs are investment companies that are bought and sold on a securities exchange. The price of an ETF can fluctuate within a wide range, and the Funds could lose money by investing in an ETF if the prices of the securities owned by the ETF go down. The market price of an ETF’s shares may trade at a premium or discount to their net asset value, meaning that the Fund could pay more to purchase shares of an ETF, or receive less in a sale of shares of an ETF, than the net asset value of the ETF. ETFs are also subject to potential liquidity risk because an active trading market for an ETF’s shares may not develop or be maintained, trading of an ETF’s shares may be halted from time to time, or the shares are de-listed from the exchange. In addition, the Funds incur their proportionate share of the expenses of the ETFs in which they invest, which has the effect of increasing the operating expenses of the Funds and thus the costs of your investment in the Funds.
The Funds are also subject to the specific risks applicable to each ETF in which they invest. Certain ETFs may focus their investments in a particular geographic region, industry or type of security. Such concentration may expose those ETFs to special risks, including the risk that the particular region, industry or type of security may experience greater volatility and significant underperformance relative to the securities markets generally. By investing in ETFs, the Funds will be affected by the investment policies and strategies employed by the ETFs and the specific securities in which they invest. There is no assurance that the investment objectives of the ETFs will be achieved.
High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates and could increase brokerage commission costs. To the extent that the Funds experience an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Funds could be negatively impacted by the increased expenses incurred by the Funds.

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Debt Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by the Core Fixed Income Fund. Debt securities held by the Core Fixed Income Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.
High-Yield Debt Securities Risk. High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO. Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal. Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.
Interest Rate Risk. Debt securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities.
Call Risk. During periods of declining interest rates, a bond issuer may “call”-or repay- its high yielding bonds before their maturity dates. The Core Fixed Income Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
Prepayment and Extension Risk. Many types of debt securities are subject to prepayment risk. Prepayment occurs when the issuer of a debt security can repay principal prior to the security’s maturity. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Core Fixed Income Fund’s sensitivity to rising rates and its potential for price declines.
Credit Risk. Debt securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy. Ratings agencies such as S&P, Moody’s or other NRSROs provide ratings on debt securities based on their analyses of information they deem relevant. Ratings are essentially opinions or judgments of the credit quality of an issuer and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and or repay principal and a NRSRO’s decision to downgrade a security.
Tax Risk. The Funds’ investments in fixed income securities could be affected by any limitations to the deduction for interest paid on fixed income securities. Any proposed or actual changes to the tax deduction for interest paid could significantly affect the supply of and market for fixed income securities.
Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Core Fixed Income Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Core Fixed Income Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Core Fixed Income Fund will be required to hold the security or keep the position open, and it could incur losses.

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Municipal Securities Risk. An investment in the Core Fixed Income Fund may be affected by municipal securities risk. Local political and economic factors may adversely affect the value and liquidity of municipal securities held by the Core Fixed Income Fund. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or projects backing such securities to generate taxes or revenues. The market for and the value of municipal securities could be impacted by any changes to federal income tax rates. The Core Fixed Income Fund will be unable to make tax-exempt distributions to its shareholders unless at least 50% of the Fund’s total assets at the close of each quarter of its taxable year consist of qualifying municipal securities.
Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are subject to risk of prepayment. This is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage-backed securities are also affected by other factors, such as the volume of home sales. The Core Fixed Income Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.
U.S. Government and U.S. Agency Obligations Risk. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems, to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively impacted.
More detailed information about the Funds, their investment policies and risks can be found in the Funds’ Statement of Additional Information (“SAI”).

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Portfolio Holdings Information
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI. Disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q (through the quarter ended February 29, 2020) or Part F of Form N-PORT (beginning with filings thereafter). The annual and semi-annual reports to Fund shareholders are available free of charge by contacting PMC Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or calling (866) PMC-7338 or by visiting the Fund’s website at http://www.investpmc.com/solutions/portfolios. The Form N-Q and Part F of Form N-PORT, as applicable, is available on the SEC’s website at www.sec.gov.

Management of the Funds

The Adviser and Portfolio Managers
The Funds have entered into an investment advisory agreement (the “Advisory Agreement”) with Envestnet Asset Management, Inc., a registered investment adviser located at 35 East Wacker Drive, Suite 2400, Chicago, Illinois 60601, under which the Adviser manages the Funds’ investments subject to the supervision of the Board of Trustees. The Adviser is a wealth management firm founded in 1999, and provides investment management services to investment advisers and institutional and individual investors. As of September 30, 2019, the Adviser managed approximately $188.7 billion in assets. The Adviser is entitled to an annual fee from each Fund for its services. For the fiscal year ended August 31, 2019, the Advisor received management fees of 0.52% (net of fee waivers) of the Core Fixed Income Fund’s average daily net assets and 0.57% (net of fee recoupments) of the Diversified Equity Fund’s average daily net assets.
Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Funds in accordance with their investment objectives and policies, and with respect to the Core Fixed Income Fund, making recommendations with respect to the hiring, termination or replacement of sub-advisers. The Adviser actively manages the Diversified Equity Fund’s investment portfolio and may actively manage a portion of the Core Fixed Income Fund’s investment portfolio. The Adviser also maintains related records for the Funds.
Fund Expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Funds, the Adviser has agreed to waive its management fees and/or reimburse expenses to ensure that the total amount of the Fund’s operating expenses (exclusive of Excluded Expenses) does not exceed 0.75% and 0.73% of the average daily net assets for the Core Fixed Income Fund and Diversified Equity Fund, respectively, and subject to annual re-approval of the agreement by the Board of Trustees thereafter. Any waiver of management fees or payment of expenses made by the Adviser may be reimbursed by a Fund in subsequent fiscal years if the Adviser so requests. This reimbursement may be requested if the aggregate amount actually paid by the applicable Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses at the time of waiver. The Adviser may request recoupment of previously waived fees and paid expenses from a Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Any such reimbursement will be reviewed and approved by the Board of Trustees. This operating expense limitation agreement, effective through at least December 29, 2020, can be terminated only by, or with the consent of, the Board of Trustees.
A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement between the Trust and the Adviser, on behalf of the Funds, is included in the Funds’ annual report to shareholders for the fiscal year ended August 31, 2019.

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The Funds, as series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust.

Portfolio Managers

Brandon R. Thomas
Brandon R. Thomas serves as a Portfolio Manager (as defined below) for the segment of each Fund’s assets managed by the Adviser. Mr. Thomas co-founded the Adviser in 1999 and currently serves as Managing Director and Chief Investment Officer. Mr. Thomas is a graduate of Brown University. He holds an M.B.A. from the University of Chicago and a J.D. from DePaul University.
Janis Zvingelis Ph.D., CFA®
Janis Zvingelis serves as a Portfolio Manager for the Diversified Equity Fund. Prior to joining Envestnet Asset Management in 2008, Mr. Zvingelis was a research consultant with Mesirow Financial and Ibbotson Associates. Mr. Zvingelis earned his Ph.D. in Finance from The University of Iowa. Mr. Zvingelis also holds a MA degree in Economics/Econometrics and an MSc degree in statistics, both from the University of Iowa as well as an MSc in Financial Mathematics from The University of Chicago. Mr. Zvingelis obtained his BA degree summa cum laude in Economics from Central College in Pella, Iowa. Mr. Zvingelis is a CFA Charterholder.
CFA® is a registered trademark owned by the CFA Institute.
The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and their ownership of securities in the Funds.

The Sub-Advisers and Portfolio Managers
The Adviser and the Trust, on behalf of the Core Fixed Income Fund, have entered into a sub-advisory agreement with each sub-adviser, and the Adviser compensates the Fund’s sub-advisers out of the investment advisory fees it receives from the Fund. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the sub-advisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each sub-adviser’s adherence to its investment style. The Board of Trustees supervises the Adviser and the sub-advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of sub-advisers recommended by the Adviser. The Trust applied for, and the SEC has granted, an exemptive order with respect to the Fund that permits the Adviser, subject to certain conditions, to terminate existing sub-advisers or hire new sub-advisers for new or existing Funds, to materially amend the terms of particular agreements with sub-advisers or to continue the employment of existing sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace sub-advisers when the Board of Trustees and the Adviser feel that a change would benefit the Fund. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligations under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Adviser will require shareholder approval.
Not all of the sub-advisers listed for the Core Fixed Income Fund may be actively managing assets for the Fund at all times. Subject to the oversight of the Board of Trustees, the Adviser may temporarily allocate Fund assets away from a sub-adviser. Situations in which the Adviser may make such a determination include the level of assets the Fund, changes in a sub-adviser’s personnel or a sub-adviser’s adherence to an investment strategy.

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The following sub-advisers are responsible for the day-to-day portfolio management of the Core Fixed Income Fund:

•	Neuberger Berman Investment Advisers LLC

•	Schroder Investment Management North America Inc.
The following provides additional information about each sub-adviser and the portfolio managers (each, a “Portfolio Manager”) who are responsible for the day-to-day management of the Core Fixed Income Fund’s portfolio. The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of securities in the Fund.
Neuberger Berman Investment Advisers LLC
The Adviser has entered into a sub-advisory agreement with Neuberger Berman Investment Advisers LLC (“NBIA”) to manage a portion of the Core Fixed Income Fund’s assets. NBIA’s principal office is located at 190 South LaSalle Street, Suite 2400, Chicago, IL 60603, and is a registered investment adviser. NBIA and its affiliates (collectively, “Neuberger Berman”) provide a broad range of global investment solutions, including equity, fixed income and alternatives, to institutions and individuals through customized separately managed accounts and funds. As of September 30, 2019, Neuberger Berman had approximately $339 billion in assets under management.

A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and NBIA is included in the Funds’ annual report to shareholders for the fiscal year ended August 31, 2019.

David M. Brown, CFA ®
David M. Brown is a Portfolio Manager for the segment of the Core Fixed Income Fund’s assets managed by NBIA. Mr. Brown, Managing Director, rejoined NBIA in 2003. Mr. Brown is Global Co-Head of Investment Grade and acts as Senior Portfolio Manager on both Global Investment Grade and Multi-Sector Fixed Income strategies. He is a member of the Fixed Income Investment Strategy Committee and the Fixed Income Multi-Sector Group. Mr. Brown also leads the Investment Grade Credit team in determining credit exposures across both Global Investment Grade and Multi-Sector Fixed Income strategies. Mr. Brown initially joined NBIA in 1991 after graduating from the University of Notre Dame with a BA in Government and subsequently received his MBA in Finance from Northwestern University. Prior to his return to NBIA, Mr. Brown was a senior credit analyst at Zurich Scudder Investments and later a credit analyst and portfolio manager at Deerfield Capital. Mr. Brown has been awarded the Chartered Financial Analyst designation.

Thanos Bardas, PhD.
Dr. Bardas is a Portfolio Manager for the segment of the Core Fixed Income Fund’s assets managed by NBIA. Dr. Bardas, Managing Director, joined NBIA in 1998. Dr. Bardas is the Global Co-Head of Investment Grade and serves as a Senior Portfolio Manager on Global Investment Grade and Multi-Sector Fixed Income strategies. He sits on NBIA’s Asset Allocation Committee and Fixed Income’s Investment Strategy Committee, and is a member of the Fixed Income Multi-Sector Group. Dr. Bardas also leads the Global Rates team in determining rates exposure across various portfolio strategies and oversees both inflation and LDI investments. Dr. Bardas graduated with honors from Aristotle University, Greece, earned his MS from the University of Crete, Greece, and holds a PhD in Theoretical Physics from State University of New York at Stony Brook. Dr. Bardas holds FINRA Series 7 and Series 66 licenses.

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Thomas A. Sontag
Mr. Sontag is a Portfolio Manager for the segment of the Core Fixed Income Fund’s assets managed by NBIA. Mr. Sontag, Managing Director, joined NBIA in 2004. Mr. Sontag is the co-Head of Global Securitized & Structured Products and serves as a co-Portfolio Manager and Senior Portfolio Manager on multiple fixed income strategies. He is a member of the senior investment team that sets overall portfolio strategy for Global Investment Grade. Mr. Sontag also leads the Global Securitized team in determining exposure across various portfolio strategies. Prior to joining NBIA, Mr. Sontag served as a portfolio manager with Strong Capital Management for six years. His responsibilities included co-managing five mutual funds as well as separate institutional accounts. Previously, Mr. Sontag worked in the Fixed Income divisions of Bear Stearns (1986 to 1998 as a managing director) and Goldman Sachs (1982 to 1985). Mr. Sontag earned a BBA and an MBA from the University of Wisconsin.

Nathan Kush
Mr. Kush is a Portfolio Manager for the segment of the Core Fixed Income Fund’s assets managed by NBIA. Mr. Kush, Managing Director, joined NBIA in 2001. Mr. Kush is a Portfolio Manager for NBIA’s Global Investment Grade strategies. Additionally, he is involved in investment grade credit research and, previously covered the banking, brokerage, finance, insurance and REIT sectors. Before joining the investment grade team, he spent three years in Debt Capital Markets in the Investment Banking Division of Lehman Brothers. Mr. Kush earned a BS in Finance and Accounting from Tulane University and an MBA from the University of Chicago.
Schroder Investment Management North America Inc.
The Adviser has entered into a sub-advisory agreement with Schroder Investment Management North America Inc. (“Schroder”) to manage a portion of the Core Fixed Income Fund’s assets. Schroder is located at 7 Bryant Park, New York, NY 10018, and is a registered investment adviser. Schroder is controlled by Schroder U.S. Holdings Inc., and is an indirect wholly-owned subsidiary of Schroders plc, who, through its affiliated companies, is a global asset management group with over $555.5 billion in assets under management, as of September 30, 2019. Schroder provides asset management products and services to clients in the U.S. and Canada, including individual investors, investment companies and institutional clients.
Schroder uses a team approach to decisionmaking, in which a team of portfolio managers focuses on an area of market expertise rather than a specific set of portfolios.
A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and Schroder is included in the Funds’ annual report to shareholders for the fiscal year ended August 31, 2019.
Neil Sutherland
Neil Sutherland is a Fixed Income portfolio manager based in New York. He is a member of the team responsible for managing all Multi-sector portfolios. Mr. Sutherland joined Schroders in 2013 following the acquisition of STW Fixed Income Management, where he had worked since 2008. At STW, Mr. Sutherland was Principal, Portfolio Manager and a member of the team responsible for managing $11 billion in Multi-Sector portfolios including Core, Long Duration and Tax-Aware strategies. Prior to that, Mr. Sutherland spent seven years at AXA Investment Managers, where he was the Senior Fixed Income Manager responsible for Credit and Absolute Return strategies. Before that, Mr. Sutherland was a portfolio manager for the Newton Investment Group’s Global Fixed Income team, where he managed a broad range of multi-currency global Fixed Income portfolios. Mr. Sutherland holds an MA in Business and Politics from the University of Dublin, Trinity College.

Lisa Hornby, CFA®
Lisa Hornby is a Portfolio Manager at Schroders, which involves managing strategies for US Multi-Sector Fixed Income clients, including Core, Core Plus, and Value strategies. In addition, Ms. Hornby is one of the named portfolio managers on the Schroder ISF USD Bond fund. Ms. Hornby joined Schroders in 2010 and is based

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in New York. Ms. Hornby was an analyst at Barclays Capital from 2007 to 2010, in a 3-year analyst program. Ms. Hornby has been a contributor to various financial publications, in addition to a frequent guest on Bloomberg TV. Ms. Hornby holds the Chartered Financial Analyst ® designation and received her BA in Economics with Honors from Rutgers University where she was also a member of Phi Beta Kappa.

CFA® is a registered trademark owned by the CFA Institute.

Shareholder Information

Choosing a Share Class
The Funds offer Institutional Class shares and Advisor Class shares in this Prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. You should always discuss the suitability of your investment with your broker-dealer or financial adviser.
Institutional Class Shares
Institutional Class shares are offered for sale at net asset value (“NAV”) without the imposition of a sales charge, a Rule 12b-1 distribution fee or a shareholder servicing plan fee. Institutional Class shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Funds. Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Funds and do not require the Funds to pay a fee may purchase Institutional Class shares, subject to investment minimums.
Advisor Class Shares
Advisor Class shares are offered for sale at NAV, without the imposition of a sales charge. Advisor Class shares are subject to a Rule 12b-1 distribution fee of 0.25% of the average daily net assets of a Fund attributable to Advisor Class shares, computed on an annual basis.

Share Price
The price of a Fund’s shares is its NAV. The NAV is calculated by dividing the value of a Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. The NAV is calculated at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). The NAV will not be calculated on days on which the NYSE is closed for trading. If the NYSE closes early, the Funds will calculate the NAV at the closing time on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.
Each equity security owned by a Fund that is listed on a national securities exchange, except for portfolio securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”) is valued at its last sale price on that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Funds will use the price on the exchange that the Funds generally consider to be the principal exchange on which the security is traded.
Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved independent pricing service (“Pricing Service”). Where the price of a long-term debt security is not available from a Pricing Service, the most recent quotation from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. When a Fund buys a when-issued, new issue or delayed delivery debt security and the security is not yet being traded or priced by a Pricing Service, the security will be valued at cost. Thereafter,

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the security will be valued at its market value or its fair value if the security has not commenced trading or is not priced by a Pricing Service for longer than five days. Any discount or premium is accreted or amortized using the constant yield method until maturity. Forward currency contracts are valued at the mean between the bid and asked prices.
Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices at the close of the exchange on such day or the security is valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter (“OTC”) markets as published by a Pricing Service.
Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until their expiration are valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration are valued at the prices provided by a recognized independent broker-dealer.
When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale. Therefore, if a shareholder purchases or redeems Fund shares when a Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market-value pricing. The Adviser anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign in good order markets open on the following business day. If such events occur, the Funds will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of these evaluated prices can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated. In the event a Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

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How to Purchase Shares
All purchase requests received in good order by the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or by an authorized financial intermediary (an “Authorized Intermediary,” as defined below) before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. An Authorized Intermediary is a financial intermediary (or its authorized designee) that has made arrangements with the Funds to receive purchase and redemption orders on their behalf. For additional information about purchasing shares through financial intermediaries, please see “Purchasing Shares Through a Financial Intermediary,” below.
All account applications (each, an “Account Application”) to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. Your order will not be accepted until the Funds or the Transfer Agent receives a completed Account Application in good order.
The Funds reserve the right to reject any purchase order if, in their discretion, it is in the Funds’ best interest to do so. For example, a purchase order may be refused if it appears so large it would disrupt the management of a Fund. Purchases may also be rejected from persons believed to be “market timers,” as described under the section entitled “Tools to Combat Frequent Transactions,” below. In addition, a service fee, which is currently $25, as well as any loss sustained by a Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. Written notice of a rejected purchase order will be provided to the investor within one or two business days under normal circumstances. The Funds and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your order will not be accepted until a completed Account Application is received by the Funds or the Transfer Agent.
Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with APO or FPO addresses.

Minimum Investment Amounts
Minimum Initial Investment	$1,000
Subsequent Investments	$50
The Funds reserve the right to waive the minimum initial investment or minimum subsequent investment amounts at their discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.
Purchase Requests Must be Received in Good Order
Your share price will be the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. For purchases made through the Transfer Agent, “good order” means that your purchase request includes:

•	the name of the Fund;

•	the dollar amount of shares to be purchased;

•	your account application or investment stub; and

•	a check payable to “PMC Funds.”
For information about your financial intermediary’s requirements for purchases in good order, please contact your financial intermediary.

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Purchase by Mail. To purchase a Fund’s shares by mail, simply complete and sign the Account Application and mail it, together with your check made payable to the Fund, to one of the addresses below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name and your name, address, and account number on a separate piece of paper and mail it with your check made payable to the Fund to:

Regular Mail	Overnight or Express Mail

PMC Funds	PMC Funds

c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services

P.O. Box 701	615 East Michigan Street, 3rd Floor

Milwaukee, WI 53201-0701	Milwaukee, WI 53202
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.
Purchase by Wire. If you are making your first investment in a Fund through a wire purchase, the Transfer Agent must have a completed Account Application before you wire funds. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at (866) PMC-7338 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank National Association 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	PMC Funds (Name of Fund you are investing in) (Shareholder Name/Account Registration (Shareholder Account Number)

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Funds and U.S. Bank, National Association, the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Investing by Telephone. If you have completed the “Telephone Options - Purchase Authorization” section of the Account Application and your account has been open for at least 7 business days, you may purchase additional

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shares by calling the Funds toll free at (866) PMC-7338. You must also have submitted a voided check or a savings deposit slip to have banking information established on your account. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $50. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed.
Automatic Investment Plan. For your convenience, the Funds offer an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize a Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $50 on a monthly or quarterly basis. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date. A $25 fee will be charged if your bank does not honor the AIP draft for any reason.
Purchasing Shares Through a Financial Intermediary. Investors may be charged a fee if they effect transactions through a financial intermediary. If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales. Financial intermediaries placing orders for themselves or on behalf of their customers should call the Funds toll free at (866) PMC-7338, or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”
If you place an order for the Funds’ shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the NAV next calculated after the Transfer Agent receives your order. The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.
In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Funds, orders will be processed at the NAV next calculated after receipt by the Authorized Intermediary (or its authorized designee), consistent with applicable laws and regulations. An order is deemed to be received when the Funds or an Authorized Intermediary accepts the order. Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Funds.
For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by the Funds, you should contact your financial intermediary directly.
Anti-Money Laundering Program. Please note that the Trust has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

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•	full name;

•	date of birth (individuals only);

•	Social Security or taxpayer identification number; and

•	permanent street address (a P.O. Box alone is not acceptable)
If you are opening an account in the name of certain legal entities (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners of the legal entity. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.
If any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application. The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at (866) PMC-7338.

How to Redeem Shares
Orders to sell or “redeem” shares may be placed either directly with the Funds or through an Authorized Intermediary. If you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with the same Authorized Intermediary in accordance with the procedures established by that Authorized Intermediary. Your Authorized Intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. You may redeem a Fund’s shares on any business day that the applicable Fund calculates its NAV. The price at which redemptions are effected is based on the NAV next calculated after the request is received in good order. To redeem shares directly with the Fund, you must contact the Fund either by mail or by telephone to place a redemption request. Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds” below) prior to the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or by your Authorized Intermediary. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.
Shareholders who hold their shares through an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at (866) PMC-7338. Investors will be asked whether or not to withhold taxes from any distribution.
Payment of Redemption Proceeds. You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds with respect to requests received by the Transfer Agent or your Authorized Intermediary in good order before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent one to three business days following the receipt of your redemption request.
A redemption request made through the Transfer Agent will be deemed in “good order” if it includes:

•	the shareholder’s name;

•	the name of the Fund you are invested in;

•	the account number;

•	the share or dollar amount to be redeemed; and

•	signatures by all shareholders on the account and signature guarantee(s), if applicable.

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The Funds reserve the right to change the requirements of “good order.” Shareholders will be given advance notice if the requirements of “good order” change. For information about your financial intermediary’s requirements for redemption requests in good order, please contact your financial intermediary.
You may receive proceeds of your sale in a check sent to the address of record, electronically via the ACH network using the previously established bank instructions or federal wire transfer to your pre-established bank account. The Funds typically expect that it will take one to three business days following the receipt of your redemption request to pay out redemption proceeds, regardless of whether the redemption proceeds are paid by check, ACH transfer or wire. Please note that wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption. In all cases, proceeds will be sent within seven calendar days after a Fund receives your redemption request.
The Funds typically expect they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Funds. These redemption methods will be used regularly under normal market conditions and may also be during periods of stressed market conditions.
If the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to twelve calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders. Your ability to redeem shares by telephone may be delayed or restricted after you change your address. You may change your address at any time by telephone or written request, addressed to the Transfer Agent. Confirmation of an address change will be sent to both your old and new address. Redemption proceeds will be sent to the address of record. The Funds are not responsible for interest lost on redemption amounts due to lost or misdirected mail.
Redemptions in-Kind. The Funds generally pay redemption proceeds in cash. However, the Trust, on behalf of the Funds, has filed a notice of election under Rule 18f-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), under which the Trust, on behalf of the Funds, has reserved the right for the Funds to redeem in-kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price. These securities redeemed in-kind remain subject to general market risks until sold. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges when converting the securities to cash. For federal income tax purposes, redemptions in-kind are taxed in the same manner as redemptions paid in cash. In addition, sales of such securities received in-kind may generate taxable gains.
Redemption in-kind proceeds are limited to securities that are traded on a public securities market or for which quoted bid prices are available. In the unlikely event that a Fund does redeem shares in kind, the procedures utilized by the Fund to determine the securities to be distributed to redeeming shareholders will generally be representative of a shareholder’s interest in the Fund’s portfolio securities. However, a Fund may also redeem in kind using individual securities as circumstances dictate. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used in circumstances as described above and during periods of stressed market conditions. The Funds have in place a line of credit that may be used to meet redemption requests during periods of stressed market conditions.

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Signature Guarantees. The Transfer Agent may require a signature guarantee for certain requests. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•	if ownership is being changed on your account;

•	when redemption proceeds are payable or sent to any person, address or bank account not on record;

•	when a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and

•	for all redemptions in excess of $100,000 from any shareholder account.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, a signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Redemption by Mail. You can execute most redemptions by furnishing an unconditional written request to the Funds to redeem your shares at the current NAV. Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail

PMC Funds	PMC Funds

c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services

P.O. Box 701	615 East Michigan Street, 3rd Floor

Milwaukee, WI 53201-0701	Milwaukee, WI 53202
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Telephone Redemption. If you have been authorized to perform telephone transactions (either by completing the required portion of your Account Application or by subsequent arrangement in writing with the Funds), you may redeem shares, in amounts of $100,000 or less, by instructing the Funds by telephone at (866) PMC-7338. A signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to add or change telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. Once a telephone transaction has been placed, it may not be cancelled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
All telephone calls are recorded for your protection. Written confirmation will be provided for all purchase and redemption transactions initiated by telephone.
Wire Redemption. Wire transfers may be arranged to redeem shares. The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades. There is no charge to have proceeds sent via ACH.

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Systematic Withdrawal Program. The Funds offer a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them monthly or quarterly. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start the SWP, your account must have Fund shares with a value of at least $10,000, and the minimum payment amount is $50. This program may be terminated or modified by the Funds at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves a redemption of Fund shares, and may result in a taxable capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call (866) PMC-7338 for additional information regarding the SWP.
The Funds’ Right to Redeem an Account. The Funds reserve the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV of a Fund or for market reasons. The Funds will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account. A redemption by the Funds may result in a taxable capital gain or loss for federal income tax purposes.

Exchanging Shares
You may exchange all or a portion of your investment from one PMC Fund to the same share class of another PMC Fund in an identically registered account. Any new account established through an exchange will be subject to the minimum investment requirements described above under “How to Purchase Shares” unless the account qualifies for a waiver of the initial investment requirement ($1,000 for initial exchanges into a Fund, $50 for subsequent exchanges into a Fund). Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable capital gain or loss.
Call the Funds (toll-free) at (866) PMC-7338 to learn more about exchanges.

Tools to Combat Frequent Transactions
The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Funds’ investment program and create additional transaction costs that are borne by all of the Funds’ shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps include, among other things, monitoring trading activity and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests. Except as noted herein, the Funds apply all restrictions uniformly in all applicable cases.
Monitoring Trading Practices. The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of their shareholders. The Funds use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Funds in their sole discretion. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

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Fair Value Pricing. The Funds employ fair value pricing selectively to ensure greater accuracy in their daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ Pricing Service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Share Price.”
Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Funds receive purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. However, the Funds will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Funds have entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies. However, the Funds cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Other Fund Policies
Telephone Transactions. If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).
During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed previously in the section entitled “How to Purchase Shares,” above. Neither the Funds nor the Transfer Agent are liable for any loss incurred due to failure to complete a telephone transaction prior to market close.
Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern time). During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE. The Funds are not responsible for delays due to communications or transmission outages subject to applicable law.
Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine subject to applicable law. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting:

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•	that you correctly state your Fund account number;

•	the name in which your account is registered; or

•	the Social Security or taxpayer identification number under which the account is registered.
Policies of Authorized Intermediaries. Your Authorized Intermediary may establish policies that differ from those of the Funds. For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your Authorized Intermediary for details.
Closure of a Fund. The Adviser retains the right to close a Fund (or partially close a Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Adviser may decide to close a Fund to new investors, all investors or certain classes of investors (such as Fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.
Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) PMC-7338 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies within 30 days after receiving your request. This policy does not apply to account statements.
Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at (866) PMC-7338 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
IRA Accounts. IRA accounts will be charged a $15 annual maintenance fee.

Distribution of Fund Shares

The Distributor
Foreside Fund Services, LLC (the “Distributor”) is located at Three Canal Plaza, Suite 100, Portland, Maine 04101, and serves as distributor and principal underwriter to the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Funds are offered on a continuous basis.

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Distribution Plan (Rule 12b-1 Plan)
The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay the Distributor, or such other entities as approved by the Board of Trustees, Rule 12b-1 distribution fees for the costs and services it provides and expenses it bears in the sale and distribution of a Fund’s Advisor Class shares (the “Rule 12b-1 Fee”). The maximum amount of the Rule 12b-1 Fee authorized is 0.25% of each Fund’s average daily net assets attributable to Advisor Class shares, computed on an annual basis. Amounts received under the Plan may be paid to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in Advisor Class shares of a Fund and may cost you more than paying other types of sales charges.

Payments to Financial Intermediaries
In addition to the fees paid under the Plan, the Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including the Adviser and affiliates of the Adviser and sub-advisers, for recordkeeping, sub-administration, sub-accounting, sub-transfer agency and other shareholder services (collectively, “sub-TA services”) associated with shareholders whose shares are held of record in omnibus and networked accounts, retirement plans, other group accounts or accounts traded through registered securities clearing agents in lieu of the transfer agent providing such services.
The Adviser, out of its own resources and legitimate profits, and without additional cost to the Funds or their shareholders, may provide additional cash payments to certain intermediaries. Such payments, sometimes referred to as revenue sharing, are in addition to Rule 12b-1 fees and sub-TA services fees paid by the Funds, if any. Revenue sharing payments may be made to intermediaries for sub-TA services or distribution-related services, such as marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; and inclusion of the Funds on a sales list, including a preferred or select sales list, and in other sales programs. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. From time to time, and in accordance with applicable rules and regulations, the Adviser may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

Distributions and Taxes

Distributions
The Funds will make distributions of net investment income and net capital gain, if any, at least annually, typically within the month of December. The Funds may make additional distributions if they deem it desirable at another time during any year.
All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date of the distribution. Any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent receives the written request.
If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the applicable Fund’s then current NAV per share and to reinvest all subsequent distributions.

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Federal Income Tax Consequences
Changes in income tax laws, potentially with retroactive effect, could impact the Funds’ investments or the tax consequences to you of investing in the Funds. Some of these changes could affect the timing, amount and tax treatment of a Fund’s distributions made to shareholders. Please consult your tax advisor before investing.
Distributions of a Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to such Fund’s shareholders as ordinary income. For a non-corporate shareholder, to the extent that a Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to net long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of a Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent such Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that a Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.
Distributions of a Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.
You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.
Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption (including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as a short-term capital gain or loss. Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase a Fund’s shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging or redeeming such Fund’s shares at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares.

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The Funds are required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 when those shareholders subsequently sell, exchange or redeem those shares. The Funds will determine the cost basis of such shares using the average cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.
The federal income tax status of all distributions made by the Funds for the preceding year will be reported to shareholders annually. Distributions made by the Funds may also be subject to state and local taxes. Additional tax information may be found in the SAI.
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Financial Highlights
The following financial highlights tables show each Fund’s financial performance for the Advisor Class shares for the fiscal years ended August 31, 2019, 2018, 2017, 2016 and 2015, and for the Institutional Class shares for the period July 1, 2019 (the commencement of operations) through August 31, 2019. Certain information reflects financial results for a single share of the Fund. The total return in the tables represents the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all distributions). This information has been derived from the Funds’ financial statements and financial highlights which have been audited by Deloitte & Touche LLP, the independent registered public accounting firm of the Funds, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report for the fiscal year ended August 31, 2019, which is available upon request.

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PMC Core Fixed Income Fund - Advisor Class
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$16.53	$17.05	$17.32	$16.73	$17.12

Income from investment operations:
Net investment income(1)	0.42	0.37	0.27	0.28	0.29
Net realized and unrealized gain (loss)	1.09	(0.61)	(0.14)	0.55	(0.36)

Total from investment operations	1.51	(0.24)	0.13	0.83	(0.07)

Less distributions paid:
Dividends from net investment income	(0.39)	(0.28)	(0.30)	(0.23)	(0.25)
Distributions from net realized gains	—	0.00(2)	(0.10)	(0.01)	(0.07)

Total distributions paid	(0.39)	(0.28)	(0.40)	(0.24)	(0.32)

Net asset value, end of year	$17.65	$16.53	$17.05	$17.32	$16.73

Total return	9.37%	-1.42%	0.78%	5.06%	-0.42%

Ratios/supplemental data:
Net assets, end of year (000’s)	$399,389	$398,089	$332,426	$274,686	$217,234
Ratio of expenses to average net assets before waiver and reimbursements	1.28%	1.30%	1.34%	1.37%	1.39%
Ratio of expenses to average net assets after waiver and reimbursements(3)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets before waiver and reimbursements	2.22%	1.91%	1.29%	1.30%	1.31%
Ratio of net investment income to average net assets after waiver and reimbursements	2.50%	2.21%	1.63%	1.67%	1.70%
Portfolio turnover rate	144.3%	160.1%	199.9%	100.4%	131.9%

(1)	Per share net investment income was calculated using average shares outstanding.

(2)	Rounds to less than 0.5 cent per share.

(3)	Reflects expense cap of 0.75% (plus Rule 12b-1 fees of 0.25%).

39

PMC Core Fixed Income Fund - Institutional Class
Per Share Data for a Share Outstanding Throughout the Period

Period Ended August 31, 2019(1)
Net asset value, beginning of period	$17.23

Income from investment operations:
Net investment income(2)	0.07
Net realized and unrealized gain	0.36

Total from investment operations	0.43

Net asset value, end of period	$17.66

Total return(3)	2.50%

Ratios/supplemental data:
Net assets, end of period	$512
Ratio of expenses to average net assets(4)	0.75%
Ratio of net investment income to average net assets(4)	2.33%
Portfolio turnover rate(5)	144.3%

(1)	Institutional Class shares commenced operations on July 1, 2019.

(2)	Per share net investment income was calculated using average shares outstanding.

(3)	Not annualized for periods less than one year.

(4)	Annualized for periods less than one year.

(5)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

40

PMC Diversified Equity Fund - Advisor Class
	Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31,
	2019		2018		2017		2016	2015
Net asset value, beginning of year	$28.40		$26.68		$23.45		$23.25	$25.36

Income (loss) from investment operations:
Net investment income(1)	0.34		0.19		0.17		0.14	0.16
Net realized and unrealized gain (loss)	(2.21)		3.08		3.22		0.95	(1.23)

Total from investment operations	(1.87)		3.27		3.39		1.09	(1.07)

Less distributions paid:
Dividends from net investment income	(0.17)		(0.17)		(0.14)		(0.09)	(0.12)
Distributions from net realized gains	(2.59)		(1.38)		(0.02)		(0.80)	(0.92)

Total distributions paid	(2.76)		(1.55)		(0.16)		(0.89)	(1.04)

Net asset value, end of year	$23.77		$28.40		$26.68		$23.45	$23.25

Total return	-5.54%		12.50%		14.54%		4.87%	-4.41%

Ratios/supplemental data:
Net assets, end of year (000’s)	$818,269		$844,442		$650,190		$489,239	$329,187
Ratio of expenses to average net assets before waiver, expense reimbursements or recoupment	0.94%		1.26%		1.41%		1.45%	1.45%
Ratio of expenses to average net assets after waiver, expense reimbursements and recoupment	0.98%	(2)	1.25%	(3)	1.36%	(4)	1.40%	1.40%
Ratio of net investment income to average net assets before waiver, expense reimbursements and recoupment	1.42%		0.67%		0.64%		0.57%	0.62%
Ratio of net investment income to average net assets after waiver, expense reimbursements and recoupment	1.38%		0.68%		0.69%		0.62%	0.67%
Portfolio turnover rate	111.4%		104.3%		139.4%		48.8%	66.7%

(1)	Per share net investment income was calculated using average shares outstanding.

(2)	Reflects expense cap of 0.73% (plus Rule 12b-1 fees of 0.25%).

(3)
Effective June 1, 2018 the expense limitation cap was reduced from 1.35% to 0.98%. This reflects the expense limitation cap of 1.10% from September 1, 2017 through May 31, 2018 (plus Rule 12b-1 fees of 0.25%) and 0.73% from June 1, 2018 through August 31, 2018 (plus Rule 12b-1 fees of 0.25%).

(4)	Effective November 1, 2016 the expense limitation cap was reduced from 1.40% to 1.35% (this includes Rule 12b-1 fees of 0.25%).

41

PMC Diversified Equity Fund - Institutional Class
Per Share Data for a Share Outstanding Throughout the Period

Period Ended August 31, 2019(1)
Net asset value, beginning of period	$24.69

Income from investment operations:
Net investment income(2)	0.06
Net realized and unrealized loss	(0.97)

Total from investment operations	(0.91)

Net asset value, end of period	$23.78

Total return(3)	-3.69%

Ratios/supplemental data:
Net assets, end of period	$481
Ratio of expenses to average net assets(4)	0.73%
Ratio of net investment income to average net assets(4)	1.42%
Portfolio turnover rate(5)	111.4%

(1)	Institutional Class shares commenced operations on July 1, 2019.

(2)	Per share net investment income was calculated using average shares outstanding.

(3)	Not annualized for periods less than one year.

(4)	Annualized for periods less than one year.

(5)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

42

PRIVACY NOTICE
The Funds collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and/or

•	information about your transactions with us or others.
We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

43

Investment Adviser
Envestnet Asset Management, Inc.
35 East Wacker Drive, Suite 2400
Chicago, Illinois 60601
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, Wisconsin 53202
Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212
Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

PMC Funds
Each a series of Trust for Professional Managers

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:
Statement of Additional Information
The Funds’ SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports provide the most recent financial reports and portfolio holdings. The Funds’ annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the Funds’ last fiscal year.
You can obtain a free copy of these documents, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at (866) PMC-7338, by visiting the Funds’ website at www.investpmc.com/investmentsolutions/funds, or by writing to:
PMC Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Reports and other information about the Funds are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or

•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑10401)

Statement of Additional Information
Dated: December 29, 2019
PMC Funds

PMC Core Fixed Income Fund
Advisor Class Shares: (PMFIX)
Institutional Class Shares: (PMFQX)

PMC Diversified Equity Fund
Advisor Class Shares: (PMDEX)
Institutional Class Shares: (PMDQX)

This Statement of Additional Information (“SAI”) provides general information about the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) and the PMC Diversified Equity Fund (the “Diversified Equity Fund”) (each, a “Fund,” and collectively, the “Funds” or “PMC Funds”), each a series of Trust for Professional Managers (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Funds’ current prospectus dated December 29, 2019 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. The audited financial statements of the PMC Funds for the fiscal year ended August 31, 2019 are incorporated herein by reference to the Funds’ 2019 Annual Report to Shareholders. To obtain a free copy of the Prospectus and/or the Funds’ 2019 Annual Report to Shareholders, please write or call the Funds at the address or telephone number below, or visit the Funds’ website at http:// www.investpmc.com/investment solutions/funds.html.
PMC Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
(866) PMC‑7338

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TABLE OF CONTENTS
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The Trust
The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. Each Fund is one series, or mutual fund, formed by the Trust. Each Fund is a diversified series and has its own investment objective and policies. As of the date of this SAI, shares of twenty-two other series of the Trust are offered in separate prospectuses and SAIs. The Trust may start additional series and offer shares of a new fund or share class under the Trust at any time.
The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Funds are represented by shares of beneficial interest each with a par value of $0.001. Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interest of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.
Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.
With respect to the Funds, the Trust may offer more than one class of shares. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The Trust, on behalf of the Funds, has adopted a multiple class plan under Rule 18f-3 under the 1940 Act, detailing the attributes of each Fund’s share classes. The Funds offer two classes of shares: Institutional Class shares and Advisor Class shares.
The assets of a Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of a Fund, the holders of shares of that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.
Envestnet Asset Management, Inc. (the “Adviser”) serves as the Funds’ investment adviser.
Investment Policies, Strategies and Associated Risks
Investment Objectives
The investment objective of the Diversified Equity Fund is long-term capital appreciation. The investment objective of the Core Fixed Income Fund is to provide current income consistent with low volatility of principal. Each Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders. Each Fund will not change its investment policy of investing at least 80% of its net assets according to its investment strategies without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.
There is no assurance that a Fund will achieve its investment objective. The following discussion supplements the description of the Funds’ investment objectives and principal investment strategies set forth in the Prospectus. Except for the fundamental investment restrictions listed below (see “Investment Restrictions”), the Funds’ investment objectives, strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval. While the Funds are permitted to hold securities and engage in various strategies as described hereafter, they are not obligated to do so.
Whenever an investment policy or investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with a Fund’s investment policies and investment restrictions set forth herein or in the Prospectus. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to Fund shareholders. Please note, however, that the guidance referenced in the first two sentences of this paragraph does not apply to the Funds’ borrowing of money.
Diversification
The Funds are diversified. Under applicable federal laws, to qualify as a diversified fund, a Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of one issuer. The remaining 25% of a Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Because the Funds are diversified, the Funds are less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.
Equity Securities
Equity securities (such as a stock, partnership interest or other beneficial interest in an issuer) represent a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stock and preferred stock are examples of equity securities. Preferred stock are equity securities that often pay dividends at a specific rate and have a preference over common stock in dividend payments and liquidation of assets. Some preferred stock may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.
The risks of investing in companies in general include business failure and reliance on erroneous reports. To the extent a Fund is invested in the equity securities of small- or medium-size companies, directly or indirectly, it will be exposed to the risks of smaller sized companies. Small- and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group. In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Funds. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Alternately, larger, more established companies may be unable to respond quickly to new competitive challenges and may be unable to attain high growth rates.
When-Issued Securities. The Funds may purchase securities on a when-issued basis. These transactions involve a commitment by the Funds to purchase or sell particular securities with payment and delivery taking place at a future date, and permit the Funds to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. No income accrues to the purchaser of a security on a when-issued basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable.
Preferred Stock
Preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Fixed Income Securities
The Core Fixed Income Fund may invest in a wide range of fixed income securities, which may include obligations of any rating or maturity.
The Core Fixed Income Fund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in kind securities and strips. Investment grade corporate bonds are those rated BBB- or better by Standard & Poors (“S&P”) or Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated or split rated, securities deemed by the Adviser or a sub-adviser to be of comparable quality). Securities rated BBB- by S&P are considered investment grade, but Moody’s considers securities rated Baa3 to have speculative characteristics. See Appendix A for a description of corporate bond ratings. The Core Fixed Income Fund may also invest in unrated securities.
High-Yield Bonds. High-yield bonds (also known as “junk bonds”) generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Core Fixed Income Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed income security may affect the value of these investments. The Core Fixed Income Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser and sub-advisers will monitor the investment to determine whether continued investment in the security will assist in meeting the Core Fixed Income Fund’s investment objective.
Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.
The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Ratings agencies provide ratings on debt securities based on their analyses of information they deem relevant. Ratings are essentially opinions or judgments of the credit quality of an issuer and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and or repay principal and an agency’s decision to downgrade a security. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
Zero-Coupon Securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the applicable Fund to recognize income and make required distributions to shareholders before it receives any cash payments on its investment. As a result, such Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements for maintaining its status as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
Unrated Debt Securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
Convertible Securities
Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist a Fund in achieving its investment objectives. A Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. Consequently, the issuer’s convertible securities generally may be viewed as having more risk than its senior debt securities but less risk than its common stock.
Warrants
The Funds may invest in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).
Exchange-Traded Funds
The Funds may invest in exchange-traded funds (“ETFs”) as a principal investment strategy. Each share of an ETF represents an undivided ownership interest in the portfolio of securities held by that ETF. An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day.
Traditional ETFs attempt to achieve the same investment return as that of a particular market index. To mirror the performance of a market index, an ETF invests either in all of the securities in a particular index in the same proportion that is represented in the index itself or in a representative sample of securities in a particular index in a proportion meant to track the performance of the entire index. Such ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because such ETFs have operating expenses and transaction costs, while a market index does not, they typically will be unable to match the performance of the index exactly. Alternatively, some ETFs use active investment strategies instead of tracking broad market indices and, as a result, may incur greater operating expenses and transactions costs than traditional ETFs. Investments in ETFs are investments in other investment companies. See “Other Investment Companies” below.
ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.
Because ETF shares are created from the securities of an underlying portfolio and can be redeemed into the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any discrepancies between the market price of the ETF’s shares in the secondary market and the net asset value per share of the ETF’s portfolio, which helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its net asset value.
The Funds intend to be long-term investors in ETFs and do not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s best interest to do so. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.
The Funds will invest in ETF shares only if the ETF is registered as an investment company (see “Other Investment Companies” below) under the 1940 Act. If an ETF in which a Fund invests ceases to be a registered investment company, the Fund will dispose of the securities of the ETF as soon as practicable while trying to maximize the return to the Fund’s shareholders. Furthermore, in connection with its investment in ETF shares, a Fund will incur various costs. A Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs. In addition, the Funds are subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, director/trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the net asset value of ETFs and therefore the shares representing a beneficial interest therein.
There is a risk that the underlying ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds may principally invest are each granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount.

Other Investment Companies
Each Fund may invest in shares of other investment companies, including money market mutual funds, other mutual funds or ETFs. The Funds’ investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Funds limit their investments in securities issued by other investment companies in accordance with the 1940 Act. With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Funds from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of a Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of a Fund (such limits do not apply to investments in money market funds). However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by a Fund and all affiliated persons of a Fund; and (ii) a Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.
If a Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when such Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Funds bear directly in connection with their own operation, the Funds also bear their pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.
Foreign Investments and Currencies
The Funds may invest in securities of foreign issuers that are not publicly traded in the United States. The Funds may also invest in American depositary receipts (“ADRs”), European depositary receipts (“EDRs”) and Global depositary receipts (“GDRs”), foreign securities traded on a national securities market, and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see “Forward Currency Contracts,” below).
Depositary Receipts. The Funds may invest their assets in securities of foreign issuers in the form of depositary receipts, including ADRs, EDRs and GDRs, which are securities representing securities of foreign issuers. A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Funds’ investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.
Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:
Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.
Currency Fluctuations. The Funds may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.
Market Characteristics. Many foreign securities in which the Funds may invest could be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Funds’ foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.
Taxes. The interest and dividends payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.
Costs. To the extent that a Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.
Emerging Markets. Some of the securities in which the Funds may invest may be located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.
Forward Currency Contracts. The Funds may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

In considering whether to invest in the securities of a foreign company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Funds will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.
Borrowing
As a non-principal investment strategy, the Funds may borrow money for investment purposes, which is a form of leveraging, to the extent permitted by the 1940 Act. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s net asset value and on a Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Funds. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Funds will have to pay, the Funds’ net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Funds will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.
The Funds may also borrow funds to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Funds to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.
The Funds also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.
Borrowing by the Funds creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio.
Securities Lending
As a non-principal strategy, each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of a Fund’s total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker. For loans secured by cash, the Funds retain the interest earned on cash collateral, but the Funds are required to pay the borrower a rebate for the use of the cash collateral.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities (although any fee income representing dividend payments will not qualify as “qualified dividend” income), and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will be responsible for the risks associated with the investment of the cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligation to the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
Real Estate Investment Trusts (“REITs”)
Equity REITs invest primarily in real property and earn rental income from leasing those properties. They also may realize gains or losses from the sale of properties. Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties. Hybrid REITs invest both in real property and in mortgages.
A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes at least 90% of its taxable income to shareholders each year. Consequently, REITs tend to focus on income-producing real estate investments.
The Funds’ investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Under certain circumstances, a REIT may fail to qualify for pass-through treatment for tax purposes, which would subject the REIT to federal income taxes and adversely affect a Fund’s return on its investment in the REIT.
In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued proposed Treasury Regulations that, if finalized as proposed, would permit a dividend or part of a dividend paid by a regulated investment company and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction. These regulations have not yet been finalized and the tax treatment of REIT dividends received through a regulated investment company may change in the future. However, taxpayers may rely on the Treasury Regulations as proposed, until they are adopted as final.
Options, Futures and Other Strategies
General. As a non-principal strategy, the Funds may use certain options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Funds’ ability to use Financial Instruments will be limited by tax considerations (see “Federal Income Tax Matters” below).
In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Funds’ investment objective and permitted by the Funds’ investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.
Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.
(1)Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.
(2)Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.
(3)As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Funds.
(4)Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.
Cover. Transactions using Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. The Funds will not enter into any such transactions unless they own either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover their potential obligations to the extent not covered as provided in

(1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with their custodian, U.S. Bank National Association (the “Custodian”), in the prescribed amount as determined daily.
Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex and other exchanges, as well as the OTC markets.
By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.
Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option. This is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter-party to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the NYSE Arca Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.
Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.
When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Funds only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, and the Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
The Funds may use futures solely for the purpose of equitizing cash positions. Futures will not be used for speculative purpose. The Funds will hold amounts of cash equivalents equal to the excess of the notional amount of the contract over the amount deposited as collateral upon purchasing a futures contract.
Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Combined Positions. The Funds may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Commodity Pool Operator Exclusion. The Adviser operates the Funds in compliance with the requirements of Rule 4.5 under the Commodity Exchange Act (the “CEA”). As a result, the Funds are not deemed to be “commodity pools” under the CEA and will be limited in their ability to use futures and options on futures or commodities or engage in swap transactions other than for bona fide hedging purposes. Provided the Funds operate within the limits of Rule 4.5, the Adviser will be excluded from registration with the National Futures Association and regulation under the CEA and the Adviser will not be deemed to be a “commodity pool operator” with respect to the operations of the Funds. If the Funds were no longer able to claim the exclusion, the Funds and the Adviser, to the extent trading in commodity interests, would be subject to regulation and registration under the CEA.
To the extent the Adviser can no longer rely on the Rule 4.5 exclusion, the impact on the Funds of CFTC requirements is uncertain. CFTC-mandated disclosure, reporting and recordkeeping obligations, which have been “harmonized” with the overlapping SEC obligations, will apply with respect to the Funds. The effects of these regulatory changes could reduce investment returns or limit a Fund’s ability to implement its investment strategy. Investors in the Funds and their financial advisers should consider whether a Fund’s potential status as a “commodity pool” impacts their operations or status under the CEA in deciding whether to invest in the Funds.
Short Sales
The Funds may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. That Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the applicable Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Funds’ custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Funds also will incur transaction costs in effecting short sales.
A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Short sales may, however, protect the Funds against the risk of losses in the value of their portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.
The Funds also must segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, a Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.
Interest Rate Swaps
The Core Fixed Income Fund may enter into swap agreements for purposes of attempting to gain exposure to the price movements of debt securities for changes in interest rates without actually purchasing those securities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.
Most swap agreements entered into by the Core Fixed Income Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.
Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Core Fixed Income Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund’s custodian. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Funds’ illiquid investment limitations. The Funds will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Core Fixed Income Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.
Temporary and Cash Investments
For temporary defensive purposes, the Adviser may invest up to 100% of a Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in a Fund not achieving its investment objective.
For longer periods of time, a Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested, which may result in the Fund not achieving its investment objective during that period.
To the extent that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.
The Funds may invest in any of the following securities and instruments:
Money Market Mutual Funds. The Funds may invest in money market mutual funds in connection with their management of daily cash positions or as a temporary defensive measure. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Funds’ investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Funds limit their investments in securities issued by money market mutual funds in accordance with the 1940 Act. Please see “Other Investment Companies” above.
Your cost of investing in the Funds will generally be higher than the cost of investing directly in the underlying money market mutual fund shares. You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Funds’ direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.
As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Funds may acquire.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objectives and policies stated above and in the Prospectus, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.
Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes will consist of issues rated at the time of purchase “A‑2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser or sub-adviser to be of comparable quality.
Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or “A” or higher by Moody’s. For a more detailed description of ratings, please see Appendix A.
U.S. Government Obligations
The Core Fixed Income Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, securities issued by the Government National Mortgage Association or “Ginnie Mae” (“GNMA”) are supported by the full faith and credit of the U.S. government. Securities issued by the Federal National Mortgage Association or “Fannie Mae” (“FNMA”) and the Federal Home Loan Mortgage Corporation or “Freddie Mac” (“FHLMC”) are supported only by the discretionary authority of the U.S. government. See “Mortgage-Backed Securities”

below. Securities issued by the Student Loan Marketing Association or “Sallie Mae” are supported only by the credit of that agency.
In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Asset-Backed Securities
The Core Fixed Income Fund may invest in certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.
The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
Mortgage-Backed Securities
The Core Fixed Income Fund may invest in mortgage-backed securities, including commercial mortgage-backed securities and residential mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.
Mortgage-backed securities are most commonly issued or guaranteed by the GNMA, FNMA, FHLMC or Federal Home Loan Banks (“FHLB”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are generally guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. Pass-through securities issued by the FHLMC are generally guaranteed as to timely payment of principal and interest only by the FHLMC. However, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency. The U.S. government also took steps to provide additional financial support to FNMA and FHLMC. However, there is no assurance that such actions will be successful.
Some of these obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.
Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. The Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations and are backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments is generally unusually volatile in response to changes in interest rates.
Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Core Fixed Income Fund, to the extent that it is invested in such securities and desires to sell them, may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Restricted Securities
The Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities are sometimes referred to as private placements. Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described below in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market. The Funds may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Funds’ holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that a Fund does not exceed its applicable percentage limitation for investments in illiquid securities.
Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Funds might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The Funds might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
Repurchase Agreements
The Funds may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker‑dealers with the SEC or exempt from such registration. The Funds will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Funds may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of a Fund’s net assets would be invested in illiquid securities including such repurchase agreements.
For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. Government security that is subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, a Fund could encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and a Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser and sub-advisers seek to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, each Fund will always receive as collateral for any repurchase agreement to which it is a party, securities acceptable to the Adviser, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Funds could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.
Reverse Repurchase Agreements
The Funds may borrow by entering into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Funds’ limitations on borrowing.
Illiquid Securities
As a non-principal strategy, each Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are generally no restrictions on the Funds’ ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act will be considered liquid if determined to be so under procedures adopted by the Board of Trustees. The Adviser is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees). In connection with the implementation of the SEC’s new liquidity risk management rule and the liquidity risk management programs of the Trust and the Adviser applicable to the Funds, the term “illiquid security” is defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice. Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed. If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities, which may not exceed 15% of a Fund’s net assets. Investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that a Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities. The Funds are permitted to sell restricted securities to qualified institutional buyers.

Cybersecurity Risks
With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cybsersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively impacted.
Investment Restrictions
Fundamental Investment Restrictions
The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities” of the applicable Fund. Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.
Each Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that: (i) a Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions or short sales in accordance with its objective and strategies;

2.	Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.	Invest more than 25% of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities);

4.
Purchase or sell real estate unless acquired as a result of ownership of securities (although the Funds may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

5.
Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Funds from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities;

6.	Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Funds and except for repurchase agreements); or

7.
With respect to 75% of its total assets, invest 5% or more of its total assets in securities of a single issuer or hold 10% or more of the voting securities of such issuer. (Does not apply to investments in the securities of the U.S. Government, its agencies or instrumentalities).

Non-Fundamental Investment Restrictions
The following lists the non-fundamental investment restrictions applicable to the Funds. These restrictions can be changed by the Board of Trustees, but the change will only be effective after notice is given to shareholders of a Fund.
Each Fund may not:

1.	Invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities (1) ; and

2.
Change its investment policy of investing at least 80% of its net assets according to its investment strategies without first changing the Fund’s name and proving shareholders with at least 60 days’ prior written notice.

(1)
In connection with the implementation of the SEC’s new liquidity risk management rule, the term “illiquid security” is defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

Management of the Funds
Board of Trustees
The management and affairs of the Funds are supervised by the Board of Trustees. The Board of Trustees consists of four individuals. The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.
Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	24	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Chair, Department of Accounting (2004-2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	24	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).
Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term, Since October 23, 2009	24
Retired (2011 – present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).

Independent Trustee, Gottex Trust (an open-end investment company) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010-2015).

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	24	President (2017-present), Chief Operating Officer (2016-present), Executive Vice President (1994-2017), U.S. Bancorp Fund Services, LLC.	Trustee, Buffalo Funds (an open-end investment company (2003-2017); Trustee, USA MUTUALS (an open-end investment company) (2001-2018).
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A
Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016), Assistant CCO and Senior Legal Counsel (January 2016-April 2016), Senior Legal and Compliance Counsel (2013-2015), Heartland Advisors, Inc.

N/A
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A
Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018-2019); Counsel, Drinker Biddle & Reath (2016-2018); Counsel, Huntington Bancshares Inc. (2011-2015).

N/A
Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
* Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (“Quasar”), which acts as principal underwriter to several series of the Trust, but not the PMC Funds.
Role of the Board
The Board of Trustees provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser and the Funds’ distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser and the Funds’ distributor, administrator, custodian and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a CCO who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal “Board Meetings,” which are generally held five times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board of Trustees is composed of three Independent Trustees – Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel – and one Trustee who is an “interested person” of the Trust (the “Interested Trustee”) – Mr. Joseph C. Neuberger. Accordingly, 75% of the members of the Board are Independent Trustees, Trustees that are not affiliated with the Adviser or its affiliates or any other investment adviser or other service provider to the Trust or any underlying fund. The Board of Trustees has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee is composed entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.
The Trust’s Chairperson, Mr. Neuberger, is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he is a board member and an interested person of Quasar, which acts as principal underwriter to many of the Trust’s underlying funds, but not the PMC Funds. Mr. Neuberger also serves as President and Chief Operating Officer of U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator. The Trust has not appointed a lead Independent Trustee.
In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each

Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.
The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.
The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.
Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.
In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Michael D. Akers, Ph.D., CPA. Dr. Akers has served as an Independent Trustee of the Trust since 2001. Dr. Akers has also served as an independent trustee of USA Mutuals, an open-end investment company, since 2001. Dr. Akers has been a Professor Emeritus, Department of Accounting at Marquette University since June 2019, was Professor, Department of Accounting at Marquette University from 2004 to May 2019, was Chair of the Department of Accounting at Marquette University from 1996 to 2004, and was Associate Professor Department of Accounting of Marquette University from 1996 to 2004. Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant. Through his experience as a trustee of mutual funds and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.
Gary A. Drska. Mr. Drska has served as an Independent Trustee of the Trust since 2001. Mr. Drska has also served as an independent trustee of USA Mutuals since 2001. Mr. Drska has served as a pilot of Frontier/Midwest Airlines, Inc., an airline company, since 1986. Through his experience as a trustee of mutual funds, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.
Jonas B. Siegel, CPA. Mr. Siegel has served as an Independent Trustee of the Trust since 2009. Mr. Siegel previously served as an Independent Manager of the Ramius IDF fund complex from 2010-2015, which was composed of two closed-end investment companies. Mr. Siegel previously served as an independent trustee of Gottex Trust, an open-end investment company from 2010-2016. Mr. Siegel previously served as a trustee of the Gottex Multi-Asset Endowment fund complex, from 2010 to 2015, and as a trustee of the Gottex Multi-Alternatives fund complex from 2010 to 2015, each of which was composed of three closed-end investment companies, as the Managing Director, CAO and CCO of Granite Capital International Group, LP, an investment management firm, from 1994 to 2011, as Vice President, Secretary, Treasurer and CCO of Granum Series Trust, an open-end investment company, from 1997 to 2007, and as President, CAO and CCO of Granum Securities, LLC, a broker-dealer, from 1997 to 2007. Mr. Siegel is a certified public accountant. Through his experience as a trustee of mutual funds and his employment experience, Mr. Siegel is experienced with financial, accounting, regulatory and investment matters.
Joseph C. Neuberger. Mr. Neuberger has served as a Trustee of the Trust since 2001. Mr. Neuberger previously served as a Trustee of USA Mutuals, an open-end investment company, from 2001 to 2018, and as a Trustee of Buffalo Funds, an open-end investment company, from 2003 to 2017. Mr. Neuberger has served as President of Fund Services, a multi-line service provider to mutual funds, since 2017, and as Chief Operating Officer of Fund Services since 2016. Mr. Neuberger previously served as Executive Vice President of Fund Services from 1994 to 2017. Through his experience as a trustee of mutual funds and his employment experience, Mr. Neuberger is experienced with financial, accounting, regulatory and investment matters.
Trustee Ownership of Fund Shares
As of December 31, 2018, no Trustee or officer of the Trust beneficially owned shares of the Funds or any other series of the Trust.
Furthermore, as of December 31, 2018, neither the Trustees who are not “interested” persons of the Funds, nor members of their immediate families, owned securities beneficially or of record, in the Adviser, the Funds’ distributor or any of its affiliates. Accordingly, neither the Trustees who are not “interested” persons of the Funds nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Funds’ distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Funds’ distributor or any affiliate thereof was a party.
Board Committees
Audit Committee. The Trust has an Audit Committee, which is composed of the independent members of the Board of Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel. The Audit Committee

reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the Funds’ independent auditor concerning the scope of the audit and the auditor’s independence. Dr. Akers is designated as the Audit Committee’s chairman and serves as the Audit Committee’s “audit committee financial expert,” as stated in the annual reports relating to the series of the Trust. During the past fiscal year, the Audit Committee met once with respect to the Funds.
Nominating Committee. The Trust has a Nominating Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.
The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the Secretary of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees. The Nominating Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws. The Nominating Committee met once during the Funds’ prior fiscal year.
Valuation Committee . The Trust has a Valuation Committee. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, for determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee is currently composed of Mr. John Buckel, Ms. Jennifer Lima, Ms. Kelly Burns and Ms. Melissa Aguinaga, who each serve as an officer of the Trust. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available. During the past fiscal year, the Valuation Committee did not meet with respect to the Core Fixed Income Fund and met ten times with respect to the Diversified Equity Fund.
Trustee Compensation
For their service as Trustees, the Independent Trustees receive from the Trust a retainer fee of $52,250 per year, $4,000 per in-person Board meeting attended and $1,000 for each telephonic Board meeting of the Trust attended, as well as reimbursement for expenses incurred in connection with attendance at Board meetings (1) . Members of the Audit Committee receive $1,750 for each meeting of the Audit Committee attended (2) . The chairman of the Audit Committee receives an annual retainer of $2,500. Interested Trustees do not receive any compensation for their service as Trustee. For the fiscal year ended August 31, 2019, the Trustees received the following compensation from the Funds:

Name of Person/Position	Aggregate Compensation From the Core Fixed Income Fund(3)	Aggregate Compensation From the Diversified Equity Fund(3)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and the Trust(4) Paid to Trustees
Dr. Michael D. Akers, Independent Trustee(5)6)	$2,889	$2,889	None	None	$84,500
Gary A. Drska, Independent Trustee(5)	$2,800	$2,800	None	None	$82,000
Jonas B. Siegel, Independent Trustee(5)	$2,595	$2,595	None	None	$76,250
Joseph C. Neuberger, Interested Trustee	None	None	None	None	None

(1)	Prior to January 1, 2019, the Independent Trustees received a retainer fee of $50,000 per year and $3,750 for each in-person Board meeting attended.

(2)	Prior to January 1, 2019, members of the Audit Committee receive $1,500 for each meeting of the Audit Committee attended.

(3)	Trustees’ fees and expenses are allocated among the Fund and the other series comprising the Trust.

(4)	There are currently twenty-two other portfolios comprising the Trust.

(5)	Audit Committee member.

(6)	Audit Committee chairman.
Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of either Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Funds or acknowledges the existence of control. A control person possesses the ability to control the outcome of matters submitted for shareholder vote by the Funds. As of November 30, 2019, no person was a control person of either Fund, and all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of shares of each Fund. As of November 30, 2019, the following shareholders were considered to be principal shareholders of the Funds:

Principal Shareholders of the Core Fixed Income Fund - Advisor Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC 200 Liberty Street New York, NY 10281-1003	54.23%	Record	Fidelity Global Brokerage Group, Inc.	DE
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	35.22%	Record	Pershing Group LLC	DE
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	5.32%	Record	N/A	N/A

Principal Shareholders of the Core Fixed Income Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC 200 Liberty Street New York, NY 10281-1003	100.00%	Record	Fidelity Global Brokerage Group, Inc.	DE

Principal Shareholders of the Diversified Equity Fund - Advisor Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC 200 Liberty Street New York, NY 10281-1003	62.77%	Record	Fidelity Global Brokerage Group, Inc.	DE
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	27.48%	Record	Pershing Group LLC	DE
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	5.40%	Record	N/A	N/A

Principal Shareholders of the Diversified Equity Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services LLC 200 Liberty Street New York, NY 10281-1003	99.99%	Record	Fidelity Global Brokerage Group, Inc.	DE

Investment Adviser
As stated in the Prospectus, investment advisory services are provided to the Funds by Envestnet Asset Management, Inc., 35 East Wacker Drive, Suite 2400, Chicago, Illinois 60601, pursuant to an investment advisory agreement (the “Advisory Agreement”). As of the date of this SAI, the Adviser is a wholly owned subsidiary of Envestnet, Inc., a Delaware corporation who, through its affiliated companies, provides technology-enabled, Web-based investment solutions and services to financial advisers. Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Funds and performing oversight of the Funds’ sub-advisers as described below. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Funds with such investment advice and supervision, as it deems necessary for the proper supervision of the Funds’ investments.
The Advisory Agreement continues in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of each Fund; and (ii) the vote of a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust, on behalf of a Fund, upon 60 days’ written notice to the Adviser when authorized either by: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust, and the Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.
In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Core Fixed Income Fund a management fee computed daily and paid monthly. The table below illustrates the base fees paid to the Adviser along with reduced fees paid on assets in excess of certain levels (breakpoints):

Advisory Fee (as a percentage of average daily net assets)
Fund	$2.5 billion or less	More than $2.5 billion but less than $5 billion	$5 billion or more
Core Fixed Income Fund	0.800%	0.775%	0.750%

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Diversified Equity Fund a management fee computed daily and paid monthly, based on a rate equal to 0.530% of the Fund’s average daily net assets.
However, the Adviser may voluntarily agree to waive a portion of the management fees payable to it on a month‑to‑month basis, including additional fees above and beyond any contractual agreement the Adviser may have to waive management fees and/or reimburse Fund expenses.
The tables below set forth, for the fiscal years ended August 31, 2019, 2018 and 2017, the advisory fees accrued by the Funds under the Advisory Agreement, the amounts of the advisory fees waived by the Adviser, and the total advisory fees paid by the Funds to the Adviser under the Advisory Agreement:

Core Fixed Income Fund
Fiscal Year Ended	Advisory Fee	(Waiver)	Advisory Fee after Waiver
August 31, 2019	$3,198,541	($1,137,251)	$2,061,290
August 31, 2018	$2,872,422	($1,083,011)	$1,789,411
August 31, 2017	$2,303,451	($967,003)	$1,336,448

Diversified Equity Fund
Fiscal Year Ended	Advisory Fee	Recoupment / (Waiver)	Advisory Fee after Waiver
August 31, 2019	$4,259,302	$306,381	$4,565,683
August 31, 2018	$6,230,415	($64,044)	$6,166,371
August 31, 2017	$5,331,716	($302,297)	$5,029,419
Fund Expenses . Each Fund is responsible for its own operating expenses. However, pursuant to an operating expense limitation agreement between the Adviser and the Trust, the Adviser has contractually agreed to waive management fees payable to it by the Funds and/or to reimburse Fund operating expenses to the extent necessary to limit the Funds’ aggregate annual operating expenses (exclusive of front-end or contingent deferred loads, 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage ( i.e. any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses or extraordinary expenses such as litigation) to the limit set forth in the “Fees and Expenses Table” of the Prospectus. The Adviser may request recoupment of previously waived fees and paid expenses from a Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursements will not cause the Funds’ expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Any such waiver is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.
Sub-Advisers
Neuberger Berman Investment Advisers LLC (“NBIA”) and Schroder Investment Management North America Inc. (“Schroder”) each serve as a sub-adviser to the Core Fixed Income Fund (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”). It is the Adviser’s responsibility to select sub-advisers for the Fund that have distinguished themselves in their areas of expertise in asset management and to review each Sub-Adviser’s performance.
The Adviser provides investment management evaluation services by performing initial due diligence on each Sub-Adviser and thereafter monitoring the Sub-Advisers’ performance for compliance with the Core Fixed Income Fund’s investment objective and strategies, as well as adherence to its investment style. The Adviser also conducts performance evaluations through in-person, telephonic and written consultations. In evaluating the Sub-Advisers, the Adviser considers, among other factors: their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.
The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Board of Trustees whether their sub-advisory agreements should be renewed, modified or terminated. The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Trust applied for, and the SEC has granted, an exemptive order with respect to the Core Fixed Income Fund that permits the Adviser, subject to certain conditions, to hire new sub-advisers or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change.
The Adviser pays the Sub-Advisers on a monthly basis, an annual fee of the net assets of the Core Fixed Income Fund allocated to that Sub-Adviser by the Adviser which the Adviser will pay out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. In determining the compensation structure for sub-advisers, the Adviser employs the following general criteria: (i) the type of asset class managed by the sub-adviser; (ii) the current market rate; (iii) the sub-adviser’s standard compensation rate for similar programs; and (iv) the anticipated asset flow for the Fund. The Fund is not responsible for the payment of the sub-advisory fees. The Adviser is also responsible for conducting all operations of the Fund, except those operations contracted to the Sub-Advisers, the Custodian, the Administrator or the Fund’s transfer agent. Although the Sub-Advisers’ activities are subject to oversight by the Board of Trustees and the officers of the Trust, the Board of Trustees, the officers and the Adviser do not evaluate the investment merits of the Sub-Advisers’ individual security selections. The Sub-Advisers have complete discretion to purchase, manage and sell portfolio securities for the portions of the Fund’s portfolios that they manage, subject to the Fund’s investment objective, policies and limitations. The Fund’s portfolio is managed by several portfolio managers (each, a “Portfolio Manager”) as discussed in the Fund’s prospectus.
The table below lists the Sub-Advisers of the Core Fixed Income Fund. Information regarding each Sub-Adviser and the biographies of their Portfolio Manager(s) are set forth in the prospectus.

Sub-Adviser
Neuberger Berman Investment Advisers LLC
Schroder Investment Management North America Inc.
The manager of managers exemptive order received by the Trust permits the Fund to disclose, in aggregate, the sub-advisory fees paid to the Sub-Advisers by the Adviser. The exemptive order does not apply with respect to Sub-Advisers that are affiliated persons of the Trust or the Adviser (“Affiliated Sub-Advisers”). The following table illustrates the aggregate sub-advisory fees paid by the Adviser on behalf of the Core Fixed Income Fund to the non-Affiliated Sub-Advisers responsible for the Fund’s management for the fiscal years ended August 31, 2019, 2018 and 2017:

Core Fixed Income Fund
Fiscal Year Ended	Sub-Advisory Fee (total dollar amount)	Sub-Advisory Fee (as a percentage of net assets)
August 31, 2019	$1,000,255	0.25%
August 31, 2018	$908,337	0.25%
August 31, 2017	$752,591	0.26%
Control Persons of the Sub-Advisers
Neuberger Berman Investment Advisers LLC is an indirect subsidiary of Neuberger Berman Group LLC (“NBG”). The directors, officers and/or employees of NBIA who are deemed “control persons” of NBIA are: Joseph Amato and Brad Tank. NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the NBG’s management team, and certain of NBG's key employees and senior professionals.
Schroder Investment Management North America Inc. : Karl Dasher, Director, Chairman and Chief Executive Officer, Mark A. Hemenetz, Director and Chief Operating Officer, Marc Brookman, Director and Deputy Chief Executive Officer, Richard Lowe, Director and Financial Controller, Joseph Bertini, Chief Compliance Officer, Carin F. Muhlbaum, General Counsel, Americas and Assistant Secretary, Patricia Woolridge, Secretary,  Janice McCann, Assistant Secretary and Ryan Chelf, Assistant Secretary are all considered to be control persons due to their positions as directors and officers of Schroder Investment Management North America Inc. Schroder U.S. Holdings, Inc. and its parent companies are considered to be control persons as they own 100% of Schroder Investment Management North America Inc.

Portfolio Managers
The following section provides information regarding each Portfolio Manager’s other accounts managed, compensation, material conflicts of interests, and any ownership of securities in the Funds for which they serve. The Portfolio Managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the Portfolio Managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures, and may have different management requirements, and each Portfolio Manager may be affected by different conflicts of interest.
Other Accounts Managed by the Portfolio Managers
The table below identifies, for each Portfolio Manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to an advisory fee based on account performance, this information is reflected in a separate table below. Asset amounts have been rounded and are approximate as of August 31, 2019.

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Core Fixed Income Fund
Brandon R. Thomas (Adviser)	0	$0	0	$0	3,513	$1,693,240,595
David M. Brown (NBIA)	8	$5,740,000	42	$21,139,000	211	$33,368,000
Thanos Bardas (NBIA)	8	$5,740,000	38	$16,994,000	211	$31,093,000
Thomas A. Sontag (NBIA)	7	$2,618,000	17	$6,884,000	291	$27,686,000
Nathan Kush (NBIA)	5	$2,041,000	2	$579,000	18	$6,398,000
Neil Sutherland (Schroder)	8	$842,945,651	5	$1,598,846,991	124	$14,832,161,385
Lisa Hornby (Schroder)	8	$842,945,651	5	$1,598,846,991	124	$14,832,161,385

Diversified Equity Fund
Brandon R. Thomas (Adviser)	0	$0	0	$0	3,513	$1,693,240,595
Janis Zvingelis (Adviser)	0	$0	0	$0	3,513	$1,693,240,595

(1)
A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed is not involved in the day-to-day management of the entire account.

The following table reflects information regarding accounts for which a Portfolio Manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Portfolio Managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees. Asset amounts have been rounded and are approximate as of August 31, 2019.

Fund and Portfolio Manager (Firm)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Core Fixed Income Fund
David M. Brown (NBIA)	0	$0	1	$175,000,000	12	$735,000,000
Thanos Bardas (NBIA)	0	$0	1	$175,000,000	13	$716,000,000
Neil Sutherland (Schroder)	0	$0	0	$0	4	$217,801,207
Lisa Hornby (Schroder)	0	$0	0	$0	4	$217,801,207
Material Conflicts of Interest
Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio Managers who manage other investment accounts in addition to one or more of the Funds may be presented with the potential conflicts described below.
Envestnet Asset Management, Inc.
Although the Adviser manages other accounts that may have similar investment objectives or strategies to those of the Funds, the Adviser believes that no material conflicts currently exist due to the Adviser’s allocation procedures currently in place. In determining a fair allocation, the Adviser takes into account a number of factors, including among other things, the Adviser’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment, suitability, as well as each client’s investment objective.
Neuberger Berman Investment Advisers LLC
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.
Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. Further,

NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives.
A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund.
Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the NBIA organization (the “Firm”) may seek access to material non-public information. For instance, NBIA loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information.
The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will take into account the interests of all clients and will endeavor to act fairly to all clients. The intentional acquisition of material non-public information may give rise to a potential conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that the Firm, including a fund, may purchase or potentially limiting the ability of the Firm, including a fund, to sell such securities. Similarly, where the Firm declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.
NBIA and each fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Schroder Investment Management North America Inc.
Whenever a Portfolio Manager of the Core Fixed Income Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Core Fixed Income Fund and the investment strategy of the other accounts. For example, in certain instances, a Portfolio Manager may take conflicting positions in a particular security for different accounts by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the Portfolio Manager to devote less than all of his or her time to the Core Fixed Income Fund may be seen as itself to constitute a conflict with the interest of the Core Fixed Income Fund. The Portfolio Manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Core Fixed Income Fund. Securities selected for funds or accounts other than the Core Fixed Income Fund may outperform the securities selected for the Core Fixed Income Fund. Finally, if the Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Core Fixed Income Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroder’s policies, however, require that Portfolio Managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as small size of an issue, orders will be allocated among clients in a manner believed by Schroder to be fair and equitable over time.

The structure of a Portfolio Manager’s compensation may give rise to potential conflicts of interest. A Portfolio Manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroder’s compensation may vary from account to account.

Schroder has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Portfolio Managers’ Compensation
This following section describes the structure of, and the methods used to determine the different types of compensation ( e.g. , salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Portfolio Managers as of August 31, 2019.
Envestnet Asset Management, Inc.
The Portfolio Managers each receive a competitive fixed base salary that is set by reference to industry standards. The Portfolio managers are also eligible for an annual bonus that is based on the achievement of corporate and individual goals.
Neuberger Berman Investment Advisers LLC
NBIA’s compensation philosophy is one that focuses on rewarding performance and incentivizing employees. NBIA is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.
Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi- year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NBIA. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.
Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in NBIA’s equity ownership structure, which was designed to incentivize and retain key personnel. NBIA also offers an equity acquisition program which allows employees a more direct opportunity to invest in NBIA. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Plan (vesting over 3 years).

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”). Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of NBIA investment strategies as specified by the firm on an employee-by-employee basis. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader NBIA portfolio. Subject to continued employment at the firm and other conditions, a participant’s contingent amounts maintained in the notional account vest in equal amounts over three years.
Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, NBIA cannot disclose individual restrictive covenant arrangements.
Schroder Investment Management North America Inc.
The variable remuneration of investment professionals is determined by performance. The discretionary pool that is divided between investment professionals will partly depend on the revenues generated by the products managed by the investment desk they work on.

For portfolio managers, remuneration is closely tied in to the performance of the portfolios or funds that they manage - typically over one, three and five year periods. Quantitative measures include both absolute and relative performance (against a benchmark and/or competitors). Qualitative factors also help us determine the variable part of their remuneration, and might include:

– Management of investment risk to generate performance
– An individual’s contribution to the team
– General behaviors measured against Schroders’ core values.

Portfolio Managers’ Ownership of the Funds

As of August 31, 2019, the following Portfolio Managers beneficially owned securities in the Funds as shown below:

Dollar Range of Equity Securities in the Funds
Name of Portfolio Manager	Core Fixed Income Fund	Diversified Equity Fund
Brandon R. Thomas	$1 - $10,000	$1 - $10,000
David M. Brown	None	N/A
Thanos Bardas	None	N/A
Thomas A. Sontag	None	N/A
Nathan Kush	None	N/A
Neil Sutherland	None	N/A
Lisa Hornby	None	N/A

Service Providers
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to a fund administration servicing agreement (the “Administration Agreement”) between the Trust and Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, Fund Services acts as the Funds’ administrator. Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value (“NAV”) and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy or for any matter pertaining to the distribution of Fund shares.
Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Funds a combined fee for fund administration and fund accounting services based on the Funds’ current average daily nets assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as Administrator, Fund Services also acts as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.
For the fiscal years indicated below, the Funds paid the following fees to Fund Services for fund administration services:

Administration Fees Paid During Fiscal Years Ended August 31,
	2019	2018	2017
Core Fixed Income Fund	$200,406	$182,730	$161,276
Diversified Equity Fund	$388,541	$379,389	$315,755
Custodian
The Custodian, an affiliate of Fund Services, is the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.
Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202 serves as counsel to the Funds and the Independent Trustees.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 555 East Wells Street, Milwaukee, Wisconsin 53202 serves as the independent registered public accounting firm to the Funds.

The Distributor
Foreside Fund Services, LLC is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Funds, the Adviser, or any other service provider for the Fund.
Under a Distribution Agreement with the Funds, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.
The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.
Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.
The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.
During the last three fiscal years, the Distributor did not receive any net underwriting commissions on the sale of the Funds’ shares.
Distribution (Rule 12b-1) Plan
The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended (the “Distribution Plan”), on behalf of the Funds. Under the Distribution Plan, the Trust on behalf of the Fund pays a Rule 12b-1 fee (the “Distribution Fee”) to the Distributor for distribution services and the provision of personal services to shareholders at an annual rate of 0.25% of each Fund’s average daily NAV attributable to Advisor Class shares of that Fund. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of shares of the Fund, subject to the terms of the Distribution Plan, or to provide certain shareholder services.
Pursuant to an agreement between the Distributor and the Adviser, amounts retained by the Distributor are not held for profit at the Distributor, but instead are used to reimburse the Adviser for sales and marketing expenses incurred directly by the Adviser.
The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Funds during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.
The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, the provision of personal services to shareholders, advertising, compensating broker-dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Funds, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable.
The Distribution Plan provides that it will continue from year-to-year upon approval by the majority vote of the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, currently cast in person at a meeting called for that purpose. It is also required that the trustees who are not “interested persons” of the Funds, select and nominate all other trustees who are not “interested persons” of the Funds. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund shares outstanding. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.
The Distribution Plan requires that the Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued. The Board of Trustees, including a majority of the Qualified Trustees, has determined that there is a reasonable likelihood that the Distribution Plan will benefit the Funds. In particular, the Board of Trustees has determined that it believes that the Distribution Plan is reasonably likely to provide an incentive for brokers, dealers and other financial intermediaries to engage in sales and marketing efforts on behalf of the Funds and to provide enhanced services to shareholders of the Funds. With the exception of the Adviser, no “interested person” of the Funds, as defined in the 1940 Act, and no Qualified Trustee of the Funds has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.
As noted above, the Distribution Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares or for the provision of services to shareholders. The payments made by the Funds to these financial intermediaries are based primarily on the dollar amount of assets invested in the Funds through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Funds to their investment professionals.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Funds’ shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Funds. In addition, the Funds may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Funds may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares or for the provision of services to shareholders. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.
To the extent payments made under the Distribution Plan to the Distributor for the distribution services it provides to the Funds exceed the Distribution Fees available, the payment for the Distributor’s services are made by the Adviser from its own resources.
The Funds do not participate in any joint distribution activities with other investment companies.
The tables below show the amount of Distribution Fees incurred and the allocation of such fees by the Advisor Class shares of the Funds for the fiscal year ended August 31, 2019.
Core Fixed Income Fund

Actual Rule 12b-1 Expenditures Incurred by the Advisor Class Shares of the Fund During the Fiscal Year Ended August 31, 2019
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Distributor	$16,479
Payment to dealers	$983,065
Compensation to sales personnel	$0
Other	$0
Total	$999,544

Diversified Equity Fund

Actual Rule 12b-1 Expenditures Incurred by the Advisor Class Shares of the Fund During the Fiscal Year Ended August 31, 2019
Total Dollars Allocated
Advertising/Marketing	$0
Printing/Postage	$0
Payment to Distributor	$0
Payment to dealers	$2,009,104
Compensation to sales personnel	$0
Other	$0
Total	$2,009,104
Securities Lending
The Trust, on behalf of the Funds, has entered into a securities lending agreement with U.S. Bank (the “Securities Lending Agent”) to provide certain services related to the Funds’ securities lending program. Pursuant to the securities lending agreement, the Securities Lending Agent, on behalf of the Funds, is authorized to enter into securities loan agreements, negotiate loan fees and rebate payments, collect loan fees, deliver securities, manage and hold collateral, invest cash collateral, receive substitute payments, make interest and dividend payments (in cases where a borrower has provided non-cash collateral), and upon termination of a loan, liquidate collateral investments and return collateral to the borrower.
For the most recent fiscal year ended August 31, 2019, the Funds’ securities lending activities resulted in the following:

	Core Fixed Income Fund	Diversified Equity Fund
Gross income from securities lending activities:	$1,034,808	$4,695,651
Fees and/or compensation for securities lending activities and related services:
Fees paid to Securities Lending Agent from a revenue split	($19,973)	($318,010)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	($12,693)	($46,745)
Administrative fees not included in revenue split	$0	$0
Indemnification fee not included in revenue split	$0	$0
Rebates (paid to borrower)	($941,953)	($3,376,549)
Other fees not included in revenue split (specify)	$0	$0
Aggregate fees/compensation for securities lending activities:	($974,619)	($3,741,304)
Net income from securities lending activities:	$60,189	$954,347
U.S. Bank oversees the securities lending process, which includes the screening, selecting and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by the Advisor. U.S. Bank National Association, as Securities Lending Agent, received fees from the Funds as set forth in the table above.
Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser, together with the sub-advisers, determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser and the sub-advisers, a better price and execution can otherwise be obtained by using a broker for the transaction.
Purchases of portfolio securities for the Funds will be effected through broker-dealers (including banks) that specialize in the types of securities that the Funds will be holding, unless the Adviser believes that better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.
In placing portfolio transactions, the Adviser and sub-advisers will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser and sub-advisers that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.
While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser and sub-advisers, even if the specific services are not directly useful to the Funds and may be useful to the Adviser and sub-advisers in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Funds.
Investment decisions for the Funds are made independently from those of other client accounts of the Adviser and sub-advisers. Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts. In such event, the position of the applicable Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as they desire, or they may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds. Notwithstanding the above, the Adviser and sub-advisers may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Adviser and sub-advisers shall, to the extent practicable, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.
The Funds are required to identify any securities of their “regular brokers or dealers” that the Funds have acquired during their most recent fiscal year. The following tables list such securities which have been acquired by the Funds as of August 31, 2019:

Core Fixed Income Fund

Securities	Value of Holding
Barclays Investments LLC	$3,452,723
Citigroup, Inc.	$4,312,042
Goldman Sachs & Co.	$3,958,007
UBS	$1,705,180
JPMorgan Chase & Co.	$1,834,797
Morgan Stanley & Co., Inc.	$6,011,006
Wells Fargo & Co.	$659,908
HSBC	$2,579,986
Merrill Lynch	$1,954,759

During the fiscal year ended August 31, 2019, the Diversified Equity Fund did not acquire any such securities.
The Funds are also required to identify any brokerage transactions during their most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Funds. During the last fiscal year, the Funds had no such transactions.

The following table shows the amounts paid by each Fund in brokerage commissions for the fiscal years ended August 31, 2019, 2018 and 2017:

Brokerage Commissions During Fiscal Years Ended August 31,
	2019	2018	2017
Core Fixed Income Fund	$10,998	$9,029(1)	$22,860
Diversified Equity Fund	$531,569(2)	$417,258	$482,283

(1)	The decrease in commission levels for the Core Fixed Income Fund from 2017 to 2018 was due to a decrease in trading volume for securities which generate brokerage commissions and other factors.

(2)	The increase in commission levels for the Diversified Equity Fund from 2018 to 2019 was due an increase in trading volume for securities which generate brokerage commissions and other factors.

Portfolio Turnover
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser and Sub-Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio increased distributions to shareholders of turnover (50% or more) generally leads to above-average transaction, brokerage commission costs and capital gains, including short-term capital gains taxable to shareholders as ordinary income. To the extent that a Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.
Following are the portfolio turnover rates for the fiscal years indicated below:

Portfolio Turnover During Fiscal Years Ended August 31,
	2019	2018
Core Fixed Income Fund	144.3%	160.1%
Diversified Equity Fund	111.4%	104.3%
Code of Ethics
The Funds, the Adviser and the Sub-advisers have each adopted codes of ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser and the Sub-advisers to invest in securities that may be purchased or held by the Funds.
Proxy Voting Procedures
The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Funds as part of its investment advisory services, subject to the supervision and oversight of the Board of Trustees. The Proxy Voting Policies of the Adviser are attached as Appendix B. Notwithstanding this delegation of responsibilities; however, the Funds retain the right to vote proxies relating to their portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Funds and their shareholders, taking into account the value of each Fund’s investments.
The actual voting records relating to portfolio securities during the 12-month period ended June 30th is available without charge, upon request, by calling toll-free, (866) PMC‑7338 or by accessing the SEC’s website at www.sec.gov.
Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Ms. Elizabeth B. Scalf has been designated as the Trust’s Anti-Money Laundering Compliance Officer.
Procedures to implement the Program include, but are not limited to: determining that the Transfer Agent has established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications. The Funds will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act. The Distributor does not open or maintain shareholder accounts nor does it accept shareholder monies or process shareholder transactions. The Fund has not delegated any Fund AML duties to the distributor.
As a result of the Program, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a governmental agency.
Portfolio Holdings Information
The Trust, on behalf of the Funds, has adopted portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Funds. Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies. The Board of Trustees considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Disclosure Policies, considering actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Funds. After due consideration, the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in these Disclosure Policies.
Information about the Funds’ portfolio holdings will not be distributed to any third party except as described below:

•	the disclosure is required to respond to a regulatory request, court order or other legal proceeding;

•
the disclosure is to a mutual fund rating or evaluation services organization (such as Factset, Morningstar and Lipper), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement, or is bound by applicable duties of confidentiality imposed by law, with the Funds;

•
the disclosure is made to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, the Board of Trustees, the Funds’ independent registered public accountants, regulatory authorities, counsel to the Funds or the Board of Trustees, proxy voting service providers, financial printers involved in the reporting process, the fund administrator, fund accountant, transfer agent, or custodian of the Funds;

•
the disclosure is made by the Adviser’s trading desk to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; in addition, the Adviser’s trading desk may periodically distribute a holdings list (consisting of names only) to broker-dealers so that such brokers can provide the Adviser with order flow information;

•	the disclosure is made to institutional consultants evaluating the Funds on behalf of potential investors;

•	the disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public; or

•
the disclosure is made pursuant to prior written approval of the Trust’s CCO, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Funds’ shareholders.

For purposes of the Disclosure Policies, portfolio holdings information does not include descriptive information if that information does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Funds. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (i) descriptions of allocations among asset classes, regions, countries or industries/sectors; (ii) aggregated data such as average or median ratios, or market capitalization, performance attributions by industry, sector or country; or (iii) aggregated risk statistics. It is the policy of the Trust to prohibit any person or entity from receiving any direct or indirect compensation or consideration of any kind in connection with the disclosure of information about the Funds’ portfolio holdings.
The Trust’s CCO must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefor. In connection with the oversight responsibilities by the Board of Trustees, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Funds to third parties must be provided to the full Board of Trustees or its authorized committee. In addition, on a quarterly basis, the Board will review any disclosures of portfolio holdings outside of the permitted disclosures described above to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.
Currently, on or about the 15th calendar day of the month following a calendar quarter, the Funds provide their quarterly portfolio holdings to rating and ranking organizations, including Lipper, a Thomson Reuters Company, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation, Intercontinental Exchange, Inc. and Capital-Bridge, Inc. Portfolio holdings information may be separately provided to any person at the same time that it is filed with the SEC or one day after it is published on the Funds’ website. Portfolio holdings disclosure may be approved under the Disclosure Policies by the Trust’s CCO. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q (through the quarter ended February 29, 2020) or Part F of Form N-PORT (beginning with filings thereafter) . These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
Any suspected breach of this policy must be reported immediately to the Trust’s CCO, or to the chief compliance officer of the Adviser who must report it to the Trust’s CCO. The Board of Trustees reserves the right to amend the Disclosure Policies at any time without prior notice in its sole discretion.
Determination of Net Asset Value
The NAV of a Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. If the NYSE closes early, the Fund will calculate the NAV at the closing time on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.
The NAV per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the applicable Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding
Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Valuation Committee pursuant to procedures approved by or under the direction of the Board of Trustees.
Each security owned by a Fund, including depositary receipts, that is traded on a national securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on the exchange on which such security is traded, as of the close of business on the day the security is being valued. All equity securities that are not traded on a listed exchange are valued at the last sales price at the close of the over-the-counter (“OTC”) market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security.
Securities that are traded on more than one exchange are valued using the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Fund securities listed on NASDAQ shall be valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security will be valued at the mean between the most recent bid and asked prices on such day, or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by a national securities and foreign exchange and over-the-counter markets as published by an approved independent pricing service (“Pricing Service”).
Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. When a Fund buys a when-issued, new issue or delayed delivery debt security and the security is not yet being traded or priced by a Pricing Service, the security will be valued at cost. Thereafter, the security will be valued at its market value or its fair value if the security has not commenced trading or is not priced by a Pricing Service for longer than five days. Any discount or premium is accreted or amortized using the constant yield method until maturity.
Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.
Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.
Futures contracts are valued at the last settlement price at the close of trading on the relevant exchange or board of trade. Futures contracts for which reliable market quotations are not readily available shall each be valued at a price, supplied by a Pricing Service approved by the Board which is in the opinion of such Pricing Service representative of the market value of such positions at the time of determination of the NAV, it being the opinion of the Board that the valuations supplied by such Pricing Service accurately reflect the fair value of such position.
Forward foreign currency contracts are valued at the mean between the bid and asked prices.
Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.
All other assets of the Funds are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.
Additional Purchase and Redemption Information
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.
How to Purchase Shares
You may purchase shares of the Funds directly from the Funds, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Funds may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (and other authorized intermediaries) are authorized to accept your order on behalf of the Funds (each an “Authorized Intermediary”). If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the next calculated NAV, after the Financial Intermediary received the request. Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.
Shares are purchased at the next calculated NAV, after the Transfer Agent or Authorized Intermediary receives your purchase request in good order. In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Funds’ shares; (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Funds, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Funds’ shares.
How to Redeem Shares and Delivery of Redemption Proceeds
You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Funds or through your Financial Intermediary.
Payments to shareholders for shares of the Funds redeemed directly from the Funds will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Funds may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds’ shareholders.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Funds’ portfolio securities at the time of redemption or repurchase.
Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Funds or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Funds and their agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Funds and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.
Redemption in-Kind
The Funds do not intend to redeem shares in any form except cash. The Trust, on behalf of the Funds, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Funds to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of a Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Funds in securities instead of cash. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions made in kind are taxed in the same manner as redemptions made in cash. In addition, sales of in-kind securities may generate taxable gains.

Federal Income Tax Matters
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.
This section is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance as of the date hereof, all of which are subject to change, and possibly with retroactive effect. These changes could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. There may be other federal, state, foreign or local tax considerations to a particular shareholder. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. Please consult your tax adviser before investing.
Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund, as a series of the Trust, intends to qualify and elect to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of its distributions. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for its fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes on amounts distributed. However, the Funds can give no assurances that their anticipated distributions will be sufficient to eliminate all Fund level taxes. If a Fund does not qualify as a RIC, and is unable to obtain relief from such failure, it would be taxed as a regular corporation and, in such case, it would generally be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning them through the Fund.
To qualify as a RIC, each Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies and (3) net income derived from an interest in a qualified publicly traded partnership. Some Fund investments may produce income that will not qualify as good income for the purposes of this annual gross income requirement. Although Code Section 851(b) authorizes the U.S. Treasury Department to issue Treasury Regulations excluding “foreign currency gains” that are not directly related to a RIC’s principal business of investing in stock or securities from qualifying income, on March 19, 2019, the U.S. Treasury Department and Internal Revenue Services (“IRS”) issued final Treasury Regulations providing that gains from the sale or other disposition of foreign currencies is qualifying income. Nevertheless, there can be no absolute assurances that future Treasury Regulations will not come to a different conclusion or that the Fund will satisfy all requirements to be taxed as a RIC. There can be no assurance that a Fund will satisfy all requirements to be taxed as a RIC.
Furthermore, each Fund must diversify its holdings such that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities, provided that for purposes of this test, no security of any one issuer may constitute more than 5% of the value of the Fund’s assets and no more than 10% of the outstanding voting securities of any such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships.
Each Fund will be subject to a 4% federal excise tax if it fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of its capital gain net income for the 12‑month period ending on October 31 during such year (reduced by any net ordinary losses, but not below the Fund’s net capital gain for that period) and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.
Investment company taxable income generally consists of interest, dividends, net short-term capital gain and net gain from foreign currency transactions, less expenses. Net capital gain is the excess of the net long-term gain from a Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of such Fund. The Funds may elect to defer certain losses for tax purposes. Any future capital losses realized by a Fund in any taxable year may be carried forward indefinitely, and such carryforwards will generally retain their character as long-term or short-term. As of and for the year ended August 31, 2019, the Core Fixed Income Fund utilized short-term capital loss carryovers of $3,291,733, generated long-term capital loss carryovers of $163,778, and had long-term capital loss carryovers outstanding of $1,317,917. As of and for the year ended August 31, 2019, the Diversified Equity Fund generated short-term capital loss carryovers of $19,076,670. Capital loss carryovers are carried forward indefinitely to offset future realized capital gains. To the extent the Funds realize future net capital gains, taxable distributions to shareholders will be offset by any unused capital loss carryovers from the year ended August 31, 2019.
Distributions of investment company taxable income are taxable to shareholders as ordinary income. For a non-corporate shareholder, a portion of a Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares. For a corporate shareholder, a portion of a Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends‑received deduction to the extent such Fund receives dividends directly or indirectly from a U.S. corporation, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its shares. The aggregate amount so reported to either non-corporate or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by a Fund for its taxable year.
Distributions of net capital gain are taxable as long-term capital gain regardless of the length of time that a shareholder has held shares. Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to in the previous paragraph.
Distributions of any investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31. Distributions are generally includable in alternative minimum taxable income in computing a non-corporate shareholder’s liability for the alternative minimum tax.
Certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8% (in addition to the regular income tax). The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon the sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.
A sale, redemption or exchange of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable capital gain or loss. Gain or loss realized upon a sale, redemption or exchange of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as a short-term capital gain or loss. However, any loss realized upon a sale, redemption or exchange of shares held for six months or less will be treated as a long‑term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which the shareholder’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. Any loss realized upon a sale, redemption or exchange may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale, redemption or exchange. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale, redemption or exchange of the shares.
Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income, and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange, or redemption of Fund shares paid after December 31, 2018 to: (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items, (unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement with the United States), and (B) certain “non-financial foreign entities” unless such entity certifies to the Funds that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Funds and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.
Except in the case of certain shareholders, if a shareholder does not furnish the Funds with its correct Social Security Number or taxpayer identification number and certain certifications or the Funds receive notification from the Internal Revenue Service (“IRS”) requiring backup withholding, the Funds are required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.
Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate of 30% on U.S.-source income that is not effectively connected with the conduct of a trade or business in the U.S. This withholding rate may be lower under the terms of a tax convention.
Distributions
Each Fund will receive income primarily in the form of dividends and interest earned on the Fund’s investments in securities. This income, less the expenses incurred in their operations, is a Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.
The amount of a Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in their shares.
Each Fund may also realize capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain that a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any capital loss carryforwards) will be distributed with net investment income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will generally have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that the shares may have been held by the shareholders. Net capital losses of the Funds may be carried forward indefinitely and will generally retain their character as short-term or long-term capital losses. For more information concerning applicable capital gains tax rates, please consult your tax adviser.
Any distribution paid by a Fund reduces that Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.
Distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Shareholders have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing; however, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.
Cost Basis Reporting
The Funds are required to report to certain shareholders and the IRS the cost basis of shares acquired on or after January 1, 2012 (“covered shares”) when the shareholder sells, redeems or exchanges such shares. These requirements do not apply to shares acquired prior to January 1, 2012 or to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, banks, corporations (other than S corporations), credit unions and certain other entities and governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Funds are not required to determine or report a shareholder’s cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.
The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, redemption or exchange of a share results in a capital gain or loss. If you sell, redeem or exchange covered shares during any year, then the Funds will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.
A cost basis method is the method by which a Fund determines which specific covered shares are deemed to be sold, exchanged, or redeemed when a shareholder sells, redeems or exchanges less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, the Funds will use the average cost method, which averages the basis of all covered shares in an account regardless of holding period, and covered shares sold, redeemed or exchanged are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Funds or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, redemption or exchange of Fund shares.
If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.
You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Financial Statements
The audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Funds’ 2019 Annual Report to Shareholders, are incorporated by reference into this SAI.

1

APPENDIX A - RATINGS DEFINITIONS

S & P Global Ratings Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (S&P Underlying Rating)
A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.

Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

The analyses, including ratings, of S&P Global Ratings and its affiliates (together, S&P Global Ratings) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P Global Ratings assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. S&P Global Ratings’ opinions and analyses do not address the suitability of any security. S&P Global Ratings does not act as a fiduciary or an investment advisor except where registered as such. While S&P Global Ratings has obtained information from sources it believes to be reliable, it does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

1. Federal deposit insurance limit: ‘L’ qualifier
Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

2. Principal: ‘p’ qualifier
This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

3. Preliminary ratings: ‘prelim’ qualifier
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by

S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
4. Termination structures: ‘t’ qualifier
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

5. Counterparty instrument rating: ‘cir’ qualifier
This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

1. Contingent upon final documentation: ‘*’ inactive qualifier
This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

2. Termination of obligation to tender: ‘c’ inactive qualifier
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

3. U.S. direct government securities: ‘G’ inactive qualifier
The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

4. Public information ratings: ‘pi’ qualifier
This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

5. Provisional ratings: ‘pr’ inactive qualifier
The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

6. Quantitative analysis of public information: ‘q’ inactive qualifier
A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

7. Extraordinary risks: ‘r’ inactive qualifier
The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Active Identifiers

1. Unsolicited: ‘unsolicited’ and ‘u’ identifier
The ‘u’ identifier and ‘unsolicited’ designation are assigned to credit ratings initiated by parties other than the issuer or its agents, including those initiated by S&P Global Ratings.

2. Structured finance: ‘sf’ identifier
The ‘sf’ identifier shall be assigned to ratings on "structured finance instruments" when required to comply with applicable law or regulatory requirement or when S&P Global Ratings believes it appropriate. The addition of the ‘sf’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s creditworthiness. For detailed information on the instruments assigned the ‘sf’ identifier, please see "VII. APPENDIX: Types of Instruments Carrying The ‘sf’ Identifier”

Local Currency and Foreign Currency Ratings
S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Credit Rating Definitions

Purpose
Since John Moody devised the first bond ratings more than a century ago, Moody’s rating systems have evolved in response to the increasing depth and breadth of the global capital markets. Much of the innovation in Moody’s rating system is a response to market needs for clarity around the components of credit risk or to demand for finer distinctions in rating classifications.

Rating Symbols
Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings - both high and low - to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to "attractiveness". The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at "worst" possibilities in the "visible" future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgement as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Obligation Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issues by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.

SHORT-TERM VS. LONG-TERM RATINGS

Fitch’s National Credit Ratings

National scale ratings are an opinion of creditworthiness relative to the universe of issuers and issues within a single country. They are most commonly used in emerging market countries with sub- or low investment grade sovereign ratings on the international scale.

As creditworthiness can be expressed across the full range of the scale, a national scale can enable greater rating differentiation within a market than the international scale, particularity in highly speculative grade countries where ratings tend to cluster around the often low sovereign rating due to higher risks associated with a more volatile operating environment.

A "+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

National scale ratings are assigned on the basis that the “best credits or issuers” in the country are rated ‘AAA’ on the national scale. National Ratings are then assessed using the full range of the national scale based on a comparative analysis of issuers rated under the same national scale to establish a relative ranking of credit worthiness.

At any given point in time, there is a certain relationship between National and International Ratings but there is not a precise translation between the scales. Fitch monitors the ratings relationship of issuers rated on both the international and national scales to ensure the consistency of rating relativities across scales. In other words, if issuer “X” is rated higher than issuer “Y” on one scale, issuer “X” cannot be rated lower than issuer “Y” on the other scale.

National Ratings for local issuers exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading.

In certain countries, regulators have established credit rating scales to be used within their domestic markets using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

Fitch maintains internal mapping tables that document the current relationship between the National and International Local Currency Ratings in each jurisdiction where we maintain a National Rating scale in order to serve as a tool for analysts. Where our National rating coverage exceeds a minimum threshold and there is external demand, these mappings will be published on this site. Presently, publicly available mappings can be accessed here. Fitch currently publishes the mapping tables for Brazil and South Africa.

Limitations of the National Rating Scale

Specific limitations relevant to National Rating scale include:

•	National scale ratings are only available in selected countries.

•
National scale ratings are only directly comparable with other national ratings in the same country. There is a certain correlation between national and global ratings but there is not a precise translation between the scales. The implied vulnerability to default of a given national scale rating will vary over time.

•
The value of default studies for National Ratings is limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only National Ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution in making inferences relating to the relative vulnerability to default of national scale ratings using the historical default experience with International Ratings and mapping tables to link the National and International ratings. As with ratings on any scale, the future will not necessarily follow the past.

National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

RD(xxx): Restricted default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx)
Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-Term and Short-Term National Ratings:
The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

LONG-TERM RATINGS

S & P Global Ratings Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S & P Global Ratings analysis of the following considerations:

•	Likelihood of payment-the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation and the promise we impute; and

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issuer Credit Ratings

AAA
An obligation rated ‘AAA’ has the highest rating assigned by S & P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S & P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

See active and inactive qualifiers following S & P Global Ratings Short-Term Issue Credit Ratings beginning on pages A-2 and A-3.

Moody’s Long-Term Obligation Ratings

Long-Term Obligation Ratings
Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment .

Moody’s Long-Term Rating Definitions:

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch’s National Long-Term Credit Ratings

AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.

AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)
‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country or monetary union.

BBB(xxx)
‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country or monetary union.

BB(xxx)
‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country or monetary union.

B(xxx)
‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country or monetary union.

CCC(xxx) ‘CCC’ National Ratings denote very high default risk relative to other issuers or obligations in the same country or monetary union.

CC(xxx) ‘CC’ National Ratings denote default risk is among the highest relative to other issuers or obligations in the same country or monetary union.

C(xxx) A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.	the formal announcement by the issuer or their agent of a distressed debt exchange; and

d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD(xxx): Restricted default.
‘RD’ ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.
D(xxx)
‘D’ National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:
The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

MUNICIPAL NOTE RATINGS

S & P Global Ratings Municipal Short-Term Note Ratings Definitions
An S & P Global Ratings U.S. municipal note rating reflects S & P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S & P Global Ratings analysis will review the following considerations:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

D
'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions

See active and inactive qualifiers following S & P Global Ratings Short-Term Issue Credit Ratings beginning on page A-2.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels-MIG 1 through MIG 3-while speculative grade short-term obligations are designated SG.

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

* For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

*For SBPA-backed VRDBs, The rating transitions are higher to allow for distance to downgrade to below investment grade due to the presence of automatic termination events in the SBPAs.

Reviewed September 1, 2019

APPENDIX B -- PROXY VOTING POLICIES
Envestnet Asset Management, Inc.
Client Proxy Voting Policies and Procedures
Envestnet Asset Management, Inc. (“Envestnet”) generally delegates proxy voting to the asset managers to whom it allocates client assets. Envestnet shall maintain copies of the asset managers’ proxy voting procedures on file for so long as Envestnet has clients whose assets are being managed by such asset managers. In the unlikely event that Envestnet becomes responsible for voting proxies relating to securities held by its clients, Envestnet has developed the following principles, policies and procedures to ensure that such proxies are voted in the best interest of Envestnet’s clients. These principles, policies and procedures are relatively general in nature to allow Envestnet the flexibility and discretion to use its business judgment in making appropriate decisions with respect to client proxies.
Summary
Envestnet acknowledges and agrees that it has a fiduciary obligation to its clients to ensure that any proxies for which it has voting authority are voted solely in the best interests and for the exclusive benefit of its clients. The policies detailed below are intended to guide Envestnet and its personnel in ensuring that proxies are voted in such manner without limiting the Envestnet or its personnel in specific situations to vote in a pre-determined manner. These policies are designed to assist Envestnet in identifying and resolving any conflicts of interest it may have in voting client proxies.
Voting Principles, Policies and Procedures
Envestnet will abide by the following principles, policies and procedures in voting client proxies:
1.Envestnet will at all times ensure that client proxies are voted with attention to the best interests and for the sole benefit of its clients.
2.Envestnet will use its reasonable efforts to ensure that each decision regarding how to vote a client proxy is based on reasonably complete information with respect to the issue to which the proxy relates such that Envestnet can make an informed decision.
3.Envestnet will determine a client’s best interest based on the maximization of investor value which is defined as an increase in long-term value through capital appreciation and dividends. Envestnet expects that it will, in most instances, vote in accordance with management’s recommendations with respect to specific proxy issues; however, Envestnet will not vote in accordance with management’s recommendations in instances where Envestnet believes in good faith that management’s interests do not coincide with investors’ best interests.
4.Envestnet will ensure that each and every proxy is voted unless the responsible Envestnet personnel affirmatively determine to abstain from voting such proxy because such abstention is in the best interest of the client.
5.All proxy voting will be executed by Envestnet’s chief executive based on a recommendation from the responsible portfolio manager for the securities to which the proxy relates. If the portfolio manager determines that there is an actual conflict of interest between the client and Envestnet with respect to a specific proxy issue, Envestnet’s chief executive will, along with Envestnet’s other executive officers, determine whether Envestnet may vote the proxy itself or will contact the relevant client to allow the client to make the final decision with respect to the proxy issue in question.

B-1

6.Envestnet will maintain a client proxy file to retain records relating to the proxies voted by Envestnet on behalf of its clients. This file will contain, at a minimum, the proxy materials distributed by the issuer of the security to which the proxy relates and a record of how Envestnet voted that proxy. If Envestnet conducts additional research into the proxy issue, it will maintain copies of such research in the file as well.
How to Obtain Information on Your Proxy
If you would like information on how Envestnet has actually voted any proxies with respect to securities held in your portfolio for which it exercised voting authority, please contact the following individual at Envestnet:
Debra DeVoe
Chief Compliance Officer
35 East Wacker Drive, Suite 2400
Chicago, Illinois 60601
(312) 827-7950

B-2

TRUST FOR PROFESSIONAL MANAGERS
PART C

PMC FUNDS

OTHER INFORMATION

Item 28.    Exhibits.

(a)			Declaration of Trust.
	(1)	(i)
Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 84 to its Registration Statement on Form N-1A with the SEC on April 18, 2008, and is incorporated by reference.

(ii)
Amended and Restated Declaration of Trust was previously filed with Registrant’s Post-Effective Amendment No. 140 to its Registration Statement on Form N-1A with the SEC on June 22, 2009, and is incorporated by reference.

(b)
Amended and Restated By-Laws were previously filed with Registrant’s Post-Effective Amendment No. 140 to its Registration Statement on Form N-1A with the SEC on June 22, 2009, and is incorporated by reference.

(c)			Instruments Defining Rights of Security Holders are incorporated by reference to the Declaration of Trust and Bylaws.
(d)			Investment Advisory Agreements
	(1)	(i)
Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 237 to its Registration Statement on Form N-1A with the SEC on April 25, 2011, and is incorporated by reference.

(ii)
First Amendment to Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 633 to its Registration Statement on Form N-1A with the SEC on December 28, 2017, and is incorporated by reference.

(iii)
Second Amendment to Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 654 to its Registration Statement on Form N-1A with the SEC on May 31, 2018, and is incorporated by reference.

(2)
Investment Sub-Advisory Agreement between Adviser and Neuberger Berman Investment Advisers, LLC (f/k/a Neuberger Berman Fixed Income, LLC) was previously filed with Registrant’s Post-Effective Amendment No. 137 to its Registration Statement on Form N-1A with the SEC on May 14, 2009, and is incorporated by reference.

(3)
Investment Sub-Advisory Agreement between Adviser and Schroder Investment Management North America Inc. was previously filed with Registrant’s Post-Effective Amendment No. 56 to its Registration Statement on Form N-1A with the SEC on June 29, 2007, and is incorporated by reference.

(e)	(1)	(i)
Underwriting Agreement was previously filed with Registrant’s Post-Effective Amendment No. 137 to its Registration Statement on Form N-1A with the SEC on May 14, 2009, and is incorporated by reference.

(ii)
First Amendment to the Underwriting Agreement was previously filed with Registrant’s Post-Effective Amendment No. 150 to its Registration Statement on Form N-1A with the SEC on August 25, 2009, and is incorporated by reference.

(f)			Bonus or Profit Sharing Contracts – Not Applicable.
(g)	(1)	(i)	Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 56 to its Registration Statement on Form N-1A with the SEC on June 29, 2007, and is incorporated by reference.
(ii)
First Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 150 to its Registration Statement on Form N-1A with the SEC on August 25, 2009, and is incorporated by reference.

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(h)			Other Material Contracts.
	(1)	(i)
Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 56 to its Registration Statement on Form N-1A with the SEC on June 29, 2007, and is incorporated by reference.

(ii)
First Amendment to Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 150 to its Registration Statement on Form N-1A with the SEC on August 25, 2009, and is incorporated by reference.

	(2)	(i)
Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 56 to its Registration Statement on Form N-1A with the SEC on June 29, 2007, and is incorporated by reference.

(ii)
Addendum to Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 150 to its Registration Statement on Form N-1A with the SEC on August 25, 2009, and is incorporated by reference.

	(3)	(i)
Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 56 to its Registration Statement on Form N-1A with the SEC on June 29, 2007, and is incorporated by reference.

(ii)
First Amendment to Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 150 to its Registration Statement on Form N-1A with the SEC on August 25, 2009, and is incorporated by reference.

(4)
Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 703 to its Registration Statement on Form N-1A with the SEC on September 20, 2019, and is incorporated by reference.

	(5)	(i)
Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 237 to its Registration Statement on Form N-1A with the SEC on April 25, 2011, and is incorporated by reference.

(ii)
First Amendment to Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 593 to its Registration Statement on Form N-1A with the SEC on December 22, 2016, and is incorporated by reference.

(iii)
Second Amendment to Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 633 to its Registration Statement on Form N-1A with the SEC on December 28, 2017, and is incorporated by reference.

(iv)
Third Amendment to Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 654 to its Registration Statement on Form N-1A with the SEC on May 31, 2018, and is incorporated by reference.

(i)			Legal Opinions.
(1)
Opinion and Consent of Counsel for the PMC Core Fixed Income Fund (Advisor Class shares) was previously filed with Registrant’s Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A with the SEC on September 11, 2007, and is incorporated by reference.

(2)
Opinion and Consent of Counsel for the PMC Diversified Equity Fund (Advisor Class shares) was previously filed with Registrant’s Post-Effective Amendment No. 150 to its Registration Statement on Form N-1A with the SEC on August 25, 2009, and is incorporated by reference.

(3)
Opinion and Consent of Counsel for the PMC Core Fixed Income Fund (Institutional Class shares) and the PMC Diversified Equity Fund (Institutional Class shares) was previously filed with Registrant’s Post-Effective Amendment No. 697 to its Registration Statement on Form N-1A with the SEC on July 1, 2019, and is incorporated by reference.

	(4)		Consent of Counsel — Filed Herewith.
(j)			Other Opinions.
	(1)		Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(k)			Omitted Financial Statements — Not Applicable.
(l)
Agreement Relating to Initial Capital was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on December 19, 2003, and is incorporated by reference.

2

(m)		Rule 12b-1 Plan was previously filed with Registrant’s Post-Effective Amendment No. 150 to its Registration Statement on Form N-1A with the SEC on August 25, 2009, and is incorporated by reference.
(n)		Rule 18f-3 Plan was previously filed with Registrant’s Post-Effective Amendment No. 697 to its Registration Statement on Form N-1A with the SEC on July 1, 2019, and is incorporated by reference.
(o)		Reserved.
(p)		Code of Ethics.
(1)
Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 672 to its Registration Statement on Form N-1A with the SEC on December 19, 2018, and is incorporated by reference.

(2)
Code of Ethics for the Funds and the Adviser was previously filed with Registrant’s Post-Effective Amendment No. 529 to its Registration Statement on Form N-1A with the SEC on December 22, 2015, and is incorporated by reference.

(3)
Code of Ethics for Neuberger Berman Investment Advisors, LLC was previously filed with Registrant’s Post-Effective Amendment No. 593 to its Registration Statement on Form N-1A with the SEC on December 22, 2016, and is incorporated by reference.

(4)
Code of Ethics for Schroder Investment Management North America Inc. was previously filed with Registrant’s Post-Effective Amendment No. 418 to its Registration Statement on Form N-1A with the SEC on December 17, 2013, and is incorporated by reference.

Item 29.    Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.    Indemnification.

Reference is made to Article X of the Registrant’s Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.    Business and Other Connections of the Investment Adviser.

Envestnet Asset Management, Inc. (the “Adviser”) serves as the investment adviser for the PMC Funds (the “Funds”). The principal business address of the Adviser is 35 East Wacker Drive, Suite 2400, Chicago, IL 60601. With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the Securities and Exchange Commission (“SEC”) and dated November 11, 2019.

3

Neuberger Berman Investment Advisers, LLC (“NBIA”) serves as an investment sub-adviser for the PMC Core Fixed Income Fund. The principal business address of NBIA is 190 South LaSalle Street, Suite 2400, Chicago, IL 60603. With respect to NBFI, the response to this Item is incorporated by reference to NBIA’s Form ADV on file with the SEC and dated September 30, 2019.

Schroder Investment Management North America Inc. (“Schroder”) serves as an investment sub-adviser for the PMC Core Fixed Income Fund. The principal business address of Schroder is 7 Bryant Park, 19th Floor, New York, NY 10018. With respect to Schroder, the response to this Item is incorporated by reference to Schroder’s Form ADV on file with the SEC and dated March 29, 2019.

The Form ADV for the Adviser and Sub-Advisers listed above may be obtained, free of charge, on the SEC’s website at www.adviserinfo.sec.gov.

Item 32.    Principal Underwriter.

(a)    Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund

2.	Absolute Shares Trust

3.	AdvisorShares Trust

4.	American Century ETF Trust

5.	Amplify ETF Trust

6.	ARK ETF Trust

7.	Bluestone Community Development Fund (f/k/a The 504 Fund)

8.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust

9.	Bridgeway Funds, Inc.

10.	Brinker Capital Destinations Trust

11.	Center Coast Brookfield MLP & Energy Infrastructure Fund

12.	Cliffwater Corporate Lending Fund

13.	CornerCap Group of Funds

14.	Davis Fundamental ETF Trust

15.	Direxion Shares ETF Trust

16.	Eaton Vance NextShares Trust

17.	Eaton Vance NextShares Trust II

18.	EIP Investment Trust

19.	Ellington Income Opportunities Fund

20.	EntrepreneurShares Series Trust

21.	Evanston Alternative Opportunities Fund

22.	EventShares U.S. Policy Alpha ETF, Series of Listed Funds Trust (f/k/a Active Weighting Funds ETF Trust)

23.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)

24.	Fiera Capital Series Trust

25.	FlexShares Trust

26.	Forum Funds

27.	Forum Funds II

28.	FQF Trust

29.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series

30.	GraniteShares ETF Trust

31.	Guinness Atkinson Funds

32.	Infinity Core Alternative Fund

33.	Innovator ETFs Trust

34.	Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust)

35.	Ironwood Institutional Multi-Strategy Fund LLC

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36.	Ironwood Multi-Strategy Fund LLC

37.	IVA Fiduciary Trust

38.	John Hancock Exchange-Traded Fund Trust

39.	Manor Investment Funds

40.	Miller/Howard Funds Trust

41.	Miller/Howard High Income Equity Fund

42.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV

43.	Morningstar Funds Trust

44.	Pickens Morningstar® Renewable Energy Response™ ETF

45.	OSI ETF Trust

46.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust

47.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust

48.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust

49.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust

50.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust

51.	Pacific Global ETF Trust

52.	Palmer Square Opportunistic Income Fund

53.	Partners Group Private Income Opportunities, LLC

54.	PENN Capital Funds Trust

55.	Performance Trust Mutual Funds, Series of Trust for Professional Managers

56.	Plan Investment Fund, Inc.

57.	PMC Funds, Series of Trust for Professional Managers

58.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions

59.	Quaker Investment Trust

60.	Renaissance Capital Greenwich Funds

61.	RMB Investors Trust (f/k/a Burnham Investors Trust)

62.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

63.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

64.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust

65.	Salient MF Trust

66.	SharesPost 100 Fund

67.	Six Circles Trust

68.	Sound Shore Fund, Inc.

69.	Steben Alternative Investment Funds

70.	Strategy Shares

71.	Syntax ETF Trust

72.	Tactical Income ETF, Series of Collaborative Investment Series Trust

73.	The Chartwell Funds

74.	The Community Development Fund

75.	The Relative Value Fund

76.	Third Avenue Trust

77.	Third Avenue Variable Series Trust

78.	Tidal ETF Trust

79.	TIFF Investment Program

80.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

81.	Timothy Plan US Large Cap Core ETF, Series of The Timothy Plan

82.	Transamerica ETF Trust

83.	U.S. Global Investors Funds

84.	Variant Alternative Income Fund

85.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

86.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II

87.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II

88.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II

89.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II

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90.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II

91.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

92.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II

93.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

94.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

95.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

96.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II

97.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

98.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II

99.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II

100.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II

101.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II

102.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II

103.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II

104.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II

105.	Vivaldi Opportunities Fund

106.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)

107.	WisdomTree Trust

108.	WST Investment Trust

109.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not applicable.

Item 33.    Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

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Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	Envestnet Asset Management, Inc. 35 East Wacker Drive, Suite 2400 Chicago, IL 60601
Registrant’s Investment Sub-Advisers	Neuberger Berman Investment Advisers, LLC 190 South LaSalle Street, Suite 2400 Chicago, IL 60603 Schroder Investment Management North America Inc. 7 Bryant Park, 19th Floor, New York, NY 10018
Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101

Item 34.    Management Services.

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.    Undertakings.

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 710 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 710 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 23rd day of December, 2019.

TRUST FOR PROFESSIONAL MANAGERS

By: /s/ John P. Buckel
John P. Buckel
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 710 to its Registration Statement has been signed below on December 23, 2019 by the following persons in the capacities indicated.

Signature	Title
/s/ Joseph C. Neuberger* Joseph C. Neuberger	Chairperson and Interested Trustee
/s/ Michael D. Akers* Michael D. Akers	Independent Trustee
/s/ Gary A. Drska* Gary A. Drska	Independent Trustee
/s/ Jonas B. Siegel* Jonas B. Siegel	Independent Trustee
/s/ John P. Buckel John P. Buckel	President and Principal Executive Officer
/s/ Jennifer A. Lima* Jennifer A. Lima	Vice President, Treasurer and Principal Financial and Accounting Officer
* By: /s/ John P. Buckel
John P. Buckel
* Attorney-in-Fact pursuant to Power of Attorney previously filed with Registrant’s Post-Effective Amendment No. 703 to its Registration Statement on Form N-1A with the SEC on September 20, 2019, and is incorporated by reference.

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EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Counsel	EX-99.i.4
Consent of Independent Registered Public Accounting Firm	EX-99.j.1

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